Registration No. 002-29858

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. _____

POST-EFFECTIVE AMENDMENT NO. ____

Davis International Fund
An authorized series of
Davis New York Venture Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

2949 E. Elvira Suite 101
Tucson, AZ 85756

(Address of Principal Executive Offices)

(520) 434-3793

(Registrant’s Telephone Number)

Agents for Service:

Lisa Cohen
Davis Selected Advisers, L.P.

2949 E. Elvira Road, Suite 101
Tucson, Arizona 85756
520-434-3771

-or-

Richard Cutshall
Greenberg Traurig LLP

1144 15th Street
Suite 3300
Denver, Colorado 80202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on September 14, 2025, pursuant to Rule 488.

Selected International Fund
An authorized series of
Selected International Fund, Inc.

2949 E. Elvira Road, Suite 101
Tucson, AZ 85756

1-800-243-1575

To the Shareholders of Selected International Fund:

Enclosed is important information concerning your investment in Selected International Fund. We wish to inform you that the joint Board of Directors (the “Board”) of Selected International Fund, Inc. and Davis New York Venture Fund, Inc., after careful consideration, has approved an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Selected International Fund to Davis International Fund in exchange solely for corresponding shares of beneficial interest of Davis International Fund and the assumption by Davis International Fund of Selected International Fund’s liabilities, in complete liquidation of Selected International Fund (the “Reorganization”). Davis International Fund, a series of Davis New York Venture Fund, Inc., has the same investment objective and investment strategies as Selected International Fund.

The attached combined Prospectus/Information Statement describes the Reorganization in greater detail and contains important information about Davis International Fund. The Board believes that this Reorganization will benefit shareholders.

Following the close of business (4:00 pm Eastern time) on November 7, 2025 (the “Closing Date”), Selected International Fund will be reorganized into Davis International Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE TRANSACTION WILL NOT REQUIRE ANY ACTION ON YOUR PART. Shareholder approval of the Reorganization is not required because the differences between Selected International Fund and Davis International Fund do not mandate shareholder approval under Rule 17a-8(a)(3) under the Investment Company Act of 1940. You will automatically receive shares of Davis International Fund in exchange for your shares of Selected International Fund as of the Closing Date. If, after reviewing the information contained in the enclosed Prospectus/Information Statement, you do not wish to receive shares of the Davis International Fund pursuant to the Reorganization, you may redeem your shares of the Selected International Fund at any time prior to the close of business on November 7, 2025. Keep in mind that any such redemption may have tax consequences and you should consult your tax advisor. If you have questions, you may contact us at 1-800-243-1575.

By order of the Board of Directors of Selected International Fund, Inc.,

LISA COHEN
Secretary, Chief Legal Officer, and Vice President

SELECTED INTERNATIONAL FUND
A SERIES OF SELECTED INTERNATIONAL FUND, INC.

DAVIS INTERNATIONAL FUND
A SERIES OF DAVIS NEW YORK VENTURE FUND, INC.

2949 E. Elvira Road, Suite 101
Tucson, AZ 85756

Selected Funds: 1-800-243-1575
Davis Funds: 1-800-279-0279

INFORMATION STATEMENT AND PROSPECTUS
October 6, 2025

This combined Information Statement and Prospectus (collectively referred to as the “Information Statement”) is furnished to shareholders of Selected International Fund, a series of Selected International Fund, Inc., in connection with a separate Agreement and Plan of Reorganization (the “Agreement”) for Selected International Fund that has been approved by the Board of Directors (together with the joint Board of Directors of Davis New York Venture Fund, Inc., the “Board”) of Selected International Fund, Inc.

As more fully described in the Information Statement, the transaction contemplated by the Agreement is referred to as the Reorganization. When the Reorganization occurs, each shareholder of Selected International Fund will become a shareholder of Davis International Fund. Selected International Fund will transfer all of its assets to Davis International Fund in exchange solely for shares of beneficial interest of Davis International Fund and the assumption by Davis International Fund of Selected International Fund’s liabilities in complete liquidation of Selected International Fund. The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business, which shall be deemed to take place at 4:00 pm Eastern time on November 7, 2025, or such other time and date as the parties may agree (the “Closing Date”).

Davis International Fund is a series of Davis New York Venture Fund, Inc., and Selected International Fund (together with Davis International Fund, the “Funds” and each a “Fund”) is a series of Selected International Fund, Inc., and each are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”). Both Funds seek long-term growth of capital. By prospectus, they are each required to have at least 40% of their respective total assets invested in issuers organized outside the U.S. or where the primary trading market is outside the U.S. or have at least half their revenues or assets outside the U.S. The principal risks of both Funds are identical.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Information Statement sets forth concisely the information about the Reorganization and Davis International Fund that Selected International Fund shareholders should know. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Information Statement by reference, which means they are part of this Information Statement for legal purposes:

(1)	The Statement of Additional Information dated October 6, 2025, relating to this Information Statement;
(2)	The Prospectus for Davis International Fund dated March 1, 2025;
(3)	The Statement of Additional Information for Davis International Fund dated March 1, 2025;
(4)	The Annual Report (Tailored Shareholder Report and Annual Financial Statements and Other Information) for Davis International Fund for the fiscal year ended October 31, 2024;
(5)	The Semi-Annual Report (Tailored Shareholder Report and Semi-Annual Financial Statements and Other Information) for Davis International Fund for the period ended April 30, 2025;
(6)	The Prospectus for Selected International Fund dated May 1, 2025;
(7)	The Statement of Additional Information for Selected International Fund dated May 1, 2025; and
(8)	The Annual Report (Tailored Shareholder Report and Annual Financial Statements and Other Information) for Selected International Fund for the fiscal year ended December 31, 2024.
(9)	The Semi-Annual Report (Tailored Shareholder Report and Annual Financial Statements and Other Information) for Selected International Fund for the fiscal year ended June 30, 2025.

You can obtain copies of the Funds’ current Prospectuses, Statements of Additional Information, or Annual or Semi-Annual Reports without charge through the following methods:

•
Davis Funds: calling the Davis Funds toll-free at 1‑800‑279‑0279, visiting the Davis Funds’ website at www.davisfunds.com, or writing to the Davis Funds c/o State Street Bank and Trust Company, P.O. Box 219197, Kansas City, MO 64121.

•
Selected Funds: calling the Selected Funds toll-free at 1‑800‑243‑1575, visiting the Selected Funds’ website at www.selectedfunds.com, or writing to the Selected Funds c/o State Street Bank and Trust Company, P.O. Box 219662, Kansas City, MO 64121.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the Funds must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Funds.

TABLE OF CONTENTS

Synopsis	6
Comparison of Principal Risk Factors	14
The Transaction	18
Additional Information about the Funds	24
Miscellaneous	27
Exhibit 1. Form of Agreement and Plan of Reorganization of Selected International Fund	28

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Information Statement, in the Agreement, and/or in the Prospectuses and Statements of Additional Information of Selected International Fund and Davis International Fund, which are incorporated herein by reference. Shareholders should read the entire Information Statement and the Prospectus of Davis International Fund carefully for more complete information.

What is involved in the Reorganization?

As more fully described in the section titled “The Transaction” within this document, the joint Board of Selected International Fund, Inc. and Davis New York Venture Fund, Inc. has approved the Reorganization of Selected International Fund into Davis International Fund. You are receiving this Information Statement because you are a shareholder of Selected International Fund and will be impacted by the Reorganization.

When the Reorganization occurs, each shareholder of Selected International Fund will become a shareholder of Davis International Fund instead. Selected International Fund will transfer all of its assets to Davis International Fund in exchange solely for shares of beneficial interest of Davis International Fund and the assumption by Davis International Fund of Selected International Fund’s liabilities in complete liquidation of Selected International Fund. Each shareholder of Selected International Fund will receive shares of the corresponding class of Davis International Fund. The Reorganization is currently scheduled to take place as of the close of business (4:00 pm Eastern time) on the Closing Date.

For more information, please refer to the section titled “The Transaction – Agreement and Plan of Reorganization.”

Has the Board of Directors approved the Reorganization?

Yes. The joint Board of Directors of Selected International Fund, Inc. and Davis New York Venture Fund, Inc. has carefully reviewed and approved the Agreement and the Reorganization.

What am I being asked to vote on?

Because Rule 17a-8 under the Investment Company Act of 1940 does not require shareholder approval under these conditions, we are not asking you for a proxy and you are requested not to send us one.

What are the reasons for the Reorganization?

The Board of Directors considered the following factors, among others, in determining to approve the Agreement:

•	The terms and conditions of the Agreement and Plan of Reorganization;
•	The best interests of the shareholders of both Selected International Fund and Davis International Fund;
•
Shareholder interests will not be diluted as a result of the proposed Reorganization (the exchange will take place at relative net asset value and there will be no sales charge imposed on the Reorganization);

•	The Reorganization will qualify as a tax-free reorganization for federal income tax purposes;
•	The Reorganization provides continuity of investment philosophy for shareholders due to the fact that Davis Selected Advisers, L.P. serves as investment adviser for both Funds;
•
Selected International Fund and Davis International Fund have the same investment objectives and similar philosophies and fundamental investment policies, and hold many of the same securities. Davis International Fund is expected to continue to hold the majority of Selected International Fund’s portfolio securities after the Reorganization;

•	Davis International Fund has similar investment performance history to Selected International Fund;
•	Davis International Fund’s operating expenses are the same as Selected International Fund’s due to similar expense cap agreements;
•
Davis International Fund may be more successful in attracting continuing shareholder investment. The resulting positive cash flows and resulting increase in net assets from additional shareholders may lead to greater economies of scale if realized, lower expenses, and improved investment performance. A positive cash flow from continuing shareholder investments may contribute to Davis International Fund’s investment performance by allowing Davis International Fund to take advantage of investment opportunities and invest for the long-term by meeting routine shareholder redemptions from the sale of Fund shares rather than by liquidating portfolio securities;

•
The procedures for purchases, exchanges, and redemptions of shares of both Funds are similar and both Funds offer the same investor services and options. Davis International Fund has more exchange options than does Selected International Fund; and

•
The respective Class A shares of Davis International Fund and Class S shares of Selected International Fund have the same Rule 12b-1 distribution charges and similar management and service agreements. Class S accounts of Selected International Fund would be designated load waived as Davis International Fund Class A accounts. Class Y shares of Davis International Fund to be issued for Class D shares of Selected International Fund would be exempt from any Class Y minimums. Neither Class D shares of Selected International Fund nor Class Y shares of Davis International Fund have Rule 12b-1 plans.

•	The potential benefit to Davis Selected Advisers, L.P. and its affiliates as a result of the Reorganization.

Holders of Class S shares of Selected International Fund will receive Class A shares of Davis International Fund, while holders of Class D shares of Selected International Fund will receive Class Y shares of Davis International Fund.

For more information, please refer to the section titled “The Transaction – Reasons for the Reorganization.”

How will you determine the number of shares of Davis International Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As provided in the Agreement, Selected International Fund will distribute shares of Davis International Fund to its shareholders so that each shareholder will receive the number of full and fractional shares of Davis International Fund equal in value to the net asset value of shares of Selected International Fund held by such shareholder on the Closing Date.

For more information, please refer to the section titled “The Transaction – Agreement and Plan of Reorganization.”

What class of shares of Davis International Fund will I receive?

Holders of Class S shares of Selected International Fund will receive Class A shares of Davis International Fund, while holders of Class D shares of Selected International Fund will receive Class Y shares of Davis International Fund.

Is the Reorganization considered a taxable event for federal income tax purposes?

No, typically a fund reorganization transaction does not result in a gain or loss for federal or state income tax purposes.

For more information, please refer to the section titled “The Transaction – Federal Income Tax Considerations.”

How do the Funds’ investment objectives, strategies, policies, and limitations compare?

Both Funds have identical investment objectives in seeking long-term growth of capital.

Selected International Fund’s investment objective is a fundamental policy and requires a shareholder vote to amend, while Davis International Fund’s investment objective is not a fundamental policy, and may be changed by the Board without a vote of shareholders. Davis International Fund’s Prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days’ notice before any change in investment objective was implemented. Aside from this, both Funds share the same fundamental and non-fundamental investment restrictions and policies.

Both Funds also share a principal investment strategy: investing the Fund’s portfolio principally in common stocks (including indirect holdings of common stock through Depositary Receipts (as defined below)) issued by foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries. These non-U.S. company investments may include European Depositary Receipts (“EDRs”), American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs” and together with EDRs and ADRs, “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions, or for other purposes.

For more information about the Funds’ investment objectives, strategies, policies, and limitations, please refer to the “Investment Objective” and “Principal Investment Strategies of the Fund” sections in the Prospectuses and the “Investment Restrictions” section in the Statements of Additional Information.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Davis International Fund.

How do the Funds’ management and distribution arrangements compare?

Management of the Funds

The principal business address of Davis Selected Advisers, L.P., each Fund’s investment adviser, and Davis Selected Advisers – NY, Inc., each Fund’s sub-adviser and a wholly owned subsidiary of Davis Selected Advisers, L.P., is 3600 E. Hemisphere Loop, Tucson, Arizona 85706.

As the manager, Davis Selected Advisers, L.P. has overall responsibility for directing the Funds’ investments and handling their business affairs. As of May 31, 2025, Davis Selected Advisers, L.P. had over $25.8 billion in assets under management. Davis Selected Advisers, L.P. is expected to continue to serve as manager of the combined fund after Reorganization, while Davis Selected Advisers – NY, Inc. is expected to continue to provide sub-advisory serves to the combined fund after Reorganization.

Danton Goei serves as Portfolio Manager of both Selected International Fund and Davis International Fund, and has served in such position on each Fund, since 2001 and 2006, respectively. Mr. Goei is expected to continue to be responsible for portfolio management of the combined fund after Reorganization.

For information about the compensation of, any other accounts managed by, and any Fund shares held by a Fund’s portfolio manager, please refer to the “Portfolio Managers” sections of each Fund’s Statement of Additional Information, which are incorporated herein by reference.

Each Fund has entered into an advisory contract with Davis Selected Advisers, L.P., pursuant to which Davis Selected Advisers, L.P. furnishes investment advisory and other services.

Each class of each Fund pays a management fee to Davis Selected Advisers, L.P. The fee is accrued daily and paid monthly, on the first business day following the end of the month in which the services were rendered. Davis International Fund and Selected International Fund both pay a flat management fee of 0.55% of net asset value per annum.

The basis for the Board of Directors approving the advisory and sub-advisory agreements for each Fund is available in the Funds’ Annual Reports.

The combined Fund will pay a flat management fee of 0.55% per annum.

For more information about Fund management, please refer to the Funds’ Prospectuses and Statements of Additional Information, which are incorporated herein by reference.

Expense Limitation and Reimbursement Arrangements

Both Funds have similar expense caps resulting in an advisory fee waiver. Davis Selected Advisers, L.P. is contractually committed to waive fees and/or reimburse Selected International Fund’s Class S and Davis International Fund’s Class A expenses to the extent necessary to cap total annual fund operating expenses at 1.05%. Davis Selected Advisers, L.P. is contractually committed to waive fees and/or reimburse Selected International Fund’s Class D and Davis International Fund’s Class Y expenses to the extent necessary to cap total annual fund operating expenses at 0.80%. For purposes of these expense caps, operating expenses do not include foreign tax reclaim filing expenses. The Adviser is obligated to continue the expense cap through May 1, 2026 (Selected International Fund) and March 1, 2026 (Davis International Fund). The expense cap cannot be terminated prior to this date without the consent of the Board of Directors. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to either Fund.

Distribution of Fund Shares

The principal business address of Davis Distributors, LLC, each Fund’s principal underwriter and distributor, is 3600 E. Hemisphere Loop, Tucson, Arizona 85706.

Selected Funds (including Selected International Fund) have entered into Distribution Services Agreements and Plans of Distribution with Davis Distributors, LLC whereby Davis Distributors, LLC serves as the Selected Funds’ principal underwriter and receives fees on Class S shares authorized under Rule 12b‑1 to facilitate the distribution of shares. Class D shares do not pay distribution fees.

Class S shares pay financial intermediaries (the broker of record on the account), a service fee at a flat annual rate of 25 basis points on assets their clients have invested in Class S shares. 12b-1 payments are a direct function of average net assets, and are not tied to sales goals or other incentives.

Davis Funds (including Davis International Fund) have entered into Distributing Agreements with Davis Distributors, LLC whereby Davis Distributors, LLC serves as the Davis Funds’ principal underwriter, and Davis Funds have adopted Distribution Plans authorized under Rule 12b‑1 to facilitate the distribution of certain classes, including Class A shares. Class Y shares do not pay distribution fees.

Class A shares pay a 25 basis point service fee to the broker of record. As no service fees are paid to Davis Distributors, LLC when it serves as the broker of record (e.g., on Davis family money), a portion of the approved 12b-1 fee may be “unused.” As previously approved, if Class A 12b-1 fees total less than 25 basis points, the unused portion of the 12b-1 fees may be used to pay finders fees to brokers of record that make sales at net asset value.

The Distributing Agreement for Davis International Fund, which will be applicable to the combined fund, will remain unchanged.

For more information about fund distribution, please refer to the Funds’ Prospectuses and Statements of Additional Information, which are incorporated herein by reference.

How do the Funds’ fees and operating expenses compare, and what are the combined Fund’s fees and operating expenses estimated to be following the Reorganization?

The following table allows you to compare the fees and expenses of each Fund and to analyze the pro forma estimated fees and expenses of the combined fund.

Annual Fund and Class Operating Expenses

The following tables show the fees and expenses of Selected International Fund for the 6 months ended June 30, 2025, and Davis International Fund for the 6 months ended April 30, 2025 (adjusted to reflect current contractual arrangements), and the pro forma estimated fees and expenses of the combined fund based on the same time period as Davis International Fund after giving effect to the Reorganization. Sales charges, if applicable, are paid directly to Davis Distributors, LLC, each Fund’s distributor. Annual fund or class operating expenses are paid by each Fund or class, as applicable.

As shown below, as a result of similar expense cap agreements, the Reorganization is expected to result in the same total annual operating expenses for shareholders of Selected International Fund.

Selected International Fund Class S and Davis International Fund Class A

Shareholder Fees (paid directly from your investment)

	Selected International Fund (Class S)	Davis International Fund (Class A)	Davis International Fund (Class A) Pro forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	4.75% (load waived for Class S shareholders as a result of the merger)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None	0.50% (Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50% (Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)
Redemption fee (as a percentage of total redemption proceeds)	None	None	None

Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Selected International Fund (Class S)	Davis International Fund (Class A)	Davis International Fund (Class A) Pro forma Combined
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.18%	0.19%
Other Expenses	0.83%	0.36%	0.44%
Total Annual Fund Operating Expenses	1.63%	1.09%	1.18%
Less Fee Waiver or Expense Reimbursement*	-0.58%	-0.04%	-0.13%
Net Expenses	1.05%	1.05%	1.05%

Davis Selected Advisers, L.P. (the “Adviser”) is contractually committed to waive fees and/or reimburse Selected International Fund’s Class S and Davis International Fund’s Class A expenses to the extent necessary to cap total annual fund operating expenses at 1.05%. For purposes of these expense caps, operating expenses do not include foreign tax reclaim filing expenses. The Adviser is obligated to continue the expense cap through May 1, 2026 (Selected International Fund) and March 1, 2026 (Davis International Fund). The expense cap cannot be terminated prior to this date without the consent of the Board of Directors. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Selected International Fund Class D and Davis International Fund Class Y

Shareholder Fees (paid directly from your investment)

	Selected International Fund (Class D)	Davis International Fund (Class Y)	Davis International Fund (Class Y) Pro forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None	None	None
Redemption fee (as a percentage of total redemption proceeds)	None	None	None

Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Selected International Fund (Class D)	Davis International Fund (Class Y)	Davis International Fund (Class Y) Pro forma Combined
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.35%	0.19%	0.21%
Total Annual Fund Operating Expenses	0.90%	0.74%	0.76%
Less Fee Waiver or Expense Reimbursement*	-0.10%	0.00%	0.00%
Net Expenses	0.80%	0.74%	0.76%

Davis Selected Advisers, L.P. (the “Adviser”) is contractually committed to waive fees and/or reimburse Selected International Fund’s Class D and Davis International Fund’s Class Y expenses to the extent necessary to cap total annual fund operating expenses at 0.80%. For purposes of these expense caps, operating expenses do not include foreign tax reclaim filing expenses. The Adviser is obligated to continue the expense cap through May 1, 2026 (Selected International Fund) and March 1, 2026 (Davis International Fund). The expense cap cannot be terminated prior to this date without the consent of the Board of Directors. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Examples of Effect of Fund Expenses

The following tables illustrate the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the same rates stated above, assuming a 5% annual return after giving effect to the Reorganization. The tables illustrate how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated and if the shareholder holds all of his or her shares, as applicable.1

Selected International Fund Class S and Davis International Fund Class A

	Selected International Fund (Class S)		Davis International Fund (Class A)		Davis International Fund (Class A) Pro forma Combined		Davis International Fund (Class A) Pro forma Combined (Load waived)
	Hold all	Sell all	Hold all	Sell all	Hold all	Sell all	Hold all	Sell all
1 year	$107	$107	$577	$577	$577	$577	$107	$107
3 years	$457	$457	$801	$801	$820	$820	$362	$362
5 years	$832	$832	$1,044	$1,044	$1,081	$1,081	$636	$636
10 years	$1,884	$1,884	$1,737	$1,737	$1,828	$1,828	$1,420	$1,420

Selected International Fund Class D and Davis International Fund Class Y

	Selected International Fund (Class D)		Davis International Fund (Class Y)		Davis International Fund (Class Y) Pro forma Combined
	Hold all	Sell all	Hold all	Sell all	Hold all	Sell all
1 year	$82	$82	$76	$76	$78	$78
3 years	$277	$277	$237	$237	$243	$243
5 years	$489	$489	$411	$411	$422	$422
10 years	$1,099	$1,099	$918	$918	$942	$942

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Do the procedures for purchasing and redeeming shares of the Funds differ?

Both Funds have similar share purchase and redemption policies. Shares of the Funds will be purchased or redeemed at the net asset value per share next determined after a shareholder’s request is received and accepted.

Effective the close of business on November 7, 2025, new positions in Selected International Fund may no longer be opened pending the Reorganization. Shareholders of Selected International Fund on that date may continue to add to their fund positions existing on that date. Effective November 7, 2025, shareholders of Selected International Fund may no longer purchase shares of the Fund, and may redeem shares of the Fund through the Closing date of the Fund’s Reorganization.

The procedures for purchasing and redeeming shares of the combined fund will remain unchanged.

How will the merger affect my exchange privileges?

The procedures for purchases, exchanges, and redemptions of shares of both Funds are similar and both Funds offer the same investor services and options. Davis International Fund has more exchange options than does Selected International Fund. Selected International Fund is part of the Selected Funds family of funds and shares of Selected International Fund may be exchanged for shares of other members of the Selected Funds family of funds, but not the Davis Funds family of funds. Davis International Fund is part of the Davis Funds family of funds and shares of Davis International Fund may be exchanged for shares of other members of the Davis Funds family of funds but not the Selected Funds family of funds. Selected Funds offer shares on a “No-Load” basis without charging a front-end, back-end, or continuing sales charge. Davis Funds offer shares on a “load” basis charging either a front-end, back-end, or continuing sales charge. If shares of Davis International Fund acquired in the merger are exchanged for other Davis Funds, this will be designated as load-waived.

Do the Funds’ dividend and distribution policies differ?

Further information regarding these matters is available in the relevant Fund’s Prospectus and Statement of Additional Information.

Who bears the expenses associated with the Reorganization?

Davis Selected Advisers, L.P. will bear the expenses associated with the Reorganization.

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each Fund’s performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a Fund’s performance. A Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which a Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and a Fund’s level of investment in the securities of that issuer. When you sell your shares, they may be worth more or less than what you paid for them, which means that you could lose money by investing in a Fund.

The following is a summary of the principal risks associated with an investment in the Funds. Because the Funds have identical investment objectives and investment strategies as described above, the Funds are subject to substantially similar investment risks.

What risks are associated with an investment in both of the Funds?

Each Fund is subject to the same principal risks, as shown below:

Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.
Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure.
The Fund may invest in securities issued by variable interest entities (“VIEs”), which are subject to the investment risks associated with the underlying Chinese operating company. A VIE enters into service contracts and other contracts with the Chinese operating company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management, or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.
Depositary Receipts Risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
Exposure to Industry or Sector Risk. Subject to the Fund’s investment limitations, the Fund may have significant exposure to a particular industry or sector. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid-and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets, and financial resources than larger companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.

What additional risks are associated with an investment in each of the Funds?

The Funds share identical principal risks.

How do the Funds compare in terms of their performance?

The following information is intended to help you understand the risks of investing in the Funds. The information illustrates the changes in the performance of each Fund’s shares from year to year and compares the performance of each Fund’s shares to the performance of a securities market index and, for Selected International Fund, a hypothetical composite of market indexes over various periods of time. The index descriptions appear in the “Performance Results” section of the Funds’ Prospectuses. Past performance (before and after taxes, if applicable) is not an indication of future performance.

Year-by-Year Returns

Selected International Fund:

Calendar Year Total Returns for Class S Shares
Highest/Lowest quarterly results during the time period were:
Highest 21.39% (quarter ended December 31, 2022)
Lowest ‑20.38% (quarter ended March 31, 2020)
Total return for the three months ended March 31, 2025, (non-annualized) was 5.28%.

Davis International Fund:

Calendar Year Total Returns for Class A Shares (Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.)
Highest/Lowest quarterly results during the time period were: Highest 22.38% (quarter ended December 31, 2022) Lowest ‑19.75% (quarter ended March 31, 2020)

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class S shares and Class A shares; after-tax returns for other share classes will vary.

Selected International Fund:

Average Annual Total Returns (For the periods ended December 31, 2024)	Past 1 Year	Past 5 Years	Past 10 Years
Class S shares return before taxes	20.19%	1.13%	3.64%
Class S shares return after taxes on distributions	18.99%	0.66%	3.01%
Class S shares return after taxes on distributions and sale of Fund shares	13.30%	0.96%	2.89%
Class D shares return before taxes	20.46%	1.39%	3.98%
MSCI ACWI (All Country World Index) ex US reflects no deduction for fees, expenses or taxes	5.53%	4.10%	4.80%

Davis International Fund:

Average Annual Total Returns (For the periods ended December 31, 2024, with maximum sales charge)	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	15.80%	0.62%	3.51%
Class A shares return after taxes on distributions	15.22%	0.43%	3.21%
Class A shares return after taxes on distributions and sale of Fund shares	9.79%	0.51%	2.78%
Class Y shares return before taxes	21.96%	1.89%	4.31%
MSCI ACWI (All Country World Index) ex US reflects no deduction for fees, expenses, or taxes	5.53%	4.10%	4.80%

1 The tables below assume the expense caps in place for Selected International Fund (through May 1, 2026), and Davis International Fund (through March 1, 2026) are not renewed.

THE TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SELECTED INTERNATIONAL FUND AND DAVIS INTERNATIONAL FUND.

The terms and conditions under which the transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Information Statement.

The Agreement contemplates (a) Davis International Fund acquiring, as of the Closing Date, all of the assets of Selected International Fund in exchange solely for shares of Davis International Fund and the assumption by Davis International Fund of Selected International Fund’s liabilities; and (b) the distribution of shares of Davis International Fund to the shareholders of Selected International Fund as provided for in the Agreement.

The value of Selected International Fund’s assets to be acquired by Davis International Fund and the amount of its liabilities to be assumed by Davis International Fund will be determined as of the close of business (4:00 pm Eastern time) on the Closing Date, using the valuation procedures set forth in Davis International Fund’s then-current Prospectus and Statement of Additional Information. The net asset value of a share of Davis International Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Davis International Fund will deliver to Selected International Fund, and Selected International Fund will distribute to its shareholders of record, shares of Davis International Fund so that each Selected International Fund shareholder will receive the number of full and fractional shares of Davis International Fund equal in value to the aggregate net asset value of shares of Selected International Fund held by such shareholder on the Closing Date. Selected International Fund will be liquidated as soon as practicable thereafter. Each Selected International Fund shareholder’s account shall be credited with the respective pro rata number of full and fractional shares of Davis International Fund due that shareholder. The net asset value per share of Davis International Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder’s interest.

Any transfer taxes payable upon issuance of shares of Davis International Fund in a name other than that of the registered holder of the shares on the books of Selected International Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Selected International Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Selected International Fund is liquidated.

Davis Selected Advisers, L.P. will bear the costs associated with the Reorganization, including professional fees, and expenses associated with the filing of registration statements, which will consist principally of printing and mailing Prospectuses and the Information Statement.

In connection with the Reorganization, Davis Selected Advisers, L.P may sell a portion of the securities held by Selected International Fund and purchase other securities, however Davis International Fund is expected to continue to hold the majority of Selected International Fund’s portfolio securities after the Reorganization. Any transaction costs associated with portfolio adjustments to Selected International Fund and Davis International Fund due to the Reorganization that occur prior to the Closing Date will be borne by Selected International Fund and Davis International Fund, respectively, notwithstanding the contractual expense caps in place with respect to each Fund. Any transaction costs associated with portfolio adjustments to Selected International Fund and Davis International Fund due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Davis International Fund that occur after the Closing Date will be borne by Davis International Fund. The Funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner.

Reasons for the Reorganization

In determining whether to approve the Reorganization, the Board considered a number of factors, including, without limitation, the following:

(1)	the compatibility of the investment objectives, strategies, and policies of the Funds;
(2)	the historical performance of the Funds;
(3)	the fees and expenses and the relative expense ratios of the Funds;
(4)	the potential benefit of the Reorganization to shareholders of the Funds;
(5)	the costs to be incurred by each Fund as a result of the Reorganization;
(6)	the tax consequences of the Reorganization;
(7)	the relative sizes of the Funds; and
(8)	the potential benefit of the Reorganization to Davis Selected Advisers, L.P. and its affiliates.

In proposing the Reorganization, Davis Selected Advisers, L.P. advised the Board that the Reorganization would permit Selected International Fund shareholders to pursue the same investment objective and investment strategies in Davis International Fund, which has a similar investment performance. Davis International Fund may also be more successful in attracting continuing shareholder investment. The resulting positive cash flows, if realized, and resulting increase in net assets from additional shareholders may lead to greater economies of scale, lower expenses, and improved investment performance. A positive cash flow from continuing shareholder investments may contribute to the Fund's investment performance by allowing the Fund to take advantage of investment opportunities and invest for the long-term by meeting routine shareholder redemptions from the sale of fund shares rather than by liquidating portfolio securities. Davis International Fund’s operating expenses are the same as Selected International Fund’s due to similar expense cap agreements.The respective Class A shares of Davis International Fund and Class S shares of Selected International Fund have the same Rule 12b-1 distribution charges and similar management and service agreements. Class S accounts of Selected International Fund would be designated load waived as Davis International Fund Class A accounts. Class Y shares of Davis International Fund to be issued for Class D shares of Selected International Fund would be exempt from any Class Y minimums. Neither Class D shares of Selected International Fund nor Class Y shares of Davis International Fund have Rule 12b-1 plans.

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

The Funds’ joint Board of Directors carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each Fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either Fund.

Description of the Securities to be Issued

Holders of Class S shares of Selected International Fund will receive Class A shares of Davis International Fund, while holders of Class D shares of Selected International Fund will receive Class Y shares of Davis International Fund.

Davis International Fund is an authorized series of Davis New York Venture Fund, Inc., which is registered with the SEC as an open-end management investment company. Davis International Fund may issue shares in different classes. The Fund’s shares currently are divided into three classes of shares: A, C and Y. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of Davis New York Venture Fund, Inc.’s shares represent an interest in the assets of the series issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share.

For some issues, such as the election of directors, all of Davis New York Venture Fund, Inc.’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the Investment Company Act of 1940 (the “Investment Company Act of 1940” or the “40 Act”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with Maryland law and Davis New York Venture Fund, Inc.’s bylaws, Davis International Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. Davis New York Venture Fund, Inc. will provide assistance in calling and holding such special meetings to the extent required by Maryland statutes or SEC rules and regulations then in effect.

Federal Income Tax Considerations

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (the “IRS”), and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Selected International Fund shareholders that have their Selected International Fund shares exchanged for Davis International Fund shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The exchange of Selected International Fund’s assets for Davis International Fund’s shares and the assumption of the liabilities of Selected International Fund by Davis International Fund is intended to qualify for federal income tax purposes as a reorganization under the Code. With respect to the Reorganization, the participating funds expect to receive an opinion from Greenberg Traurig LLP, counsel to Selected International Fund and Davis International Fund, substantially to the effect that:

(i)
The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Reorganization Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)
No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)
No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv)
No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Reorganization Agreement) pursuant to Section 361(c)(1) of the Code.

(v)
The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)
The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii)	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii)
The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)
The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)
For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. The opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code and thus were taxable, then Selected International Fund would recognize gain or loss on the transfer of its assets to Davis International Fund, and each Selected International Fund shareholder that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Selected International Fund shares and the fair market value of the Davis International Fund shares it received.

The Reorganization is expected to end the tax year of Selected International Fund, which could accelerate distributions to shareholders from Selected International Fund for its short tax year ending on the Closing Date. On or before the Closing Date, Selected International Fund may declare one or more distributions to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the Closing Date (including any gains attributable to portfolio repositioning prior to the Reorganization). Any of the foregoing distributions may be taxable.

The table below shows each Fund’s approximate net assets, net realized gains/losses (including capital loss carryforwards) and net unrealized gains/losses as of May 31, 2025. Assuming the Reorganization qualifies as a tax-free reorganization as expected, Selected International Fund’s unrealized gains/losses and net realized losses (if any) at the time of the Reorganization will generally carry over to Davis International Fund in the Reorganization. The Reorganization could trigger tax rules that would impose an annual limit on Davis International Fund’s ability to use Selected International Fund’s net realized and/or net unrealized losses (if any at the time of the Reorganization) to offset gains following the Reorganization.

Tax Position as of May 31, 2025 ($M)

Fund Name	Fiscal Year End	Net Assets	Net Realized Gains/(Losses)	Net Unrealized Gains/ (Losses)

Selected International Fund	December 31	$55.5	$0.6	$8.7
Davis International Fund	October 31	$172.6	$(43.3)	$29.3

Shareholders of Selected International Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state, local and foreign tax consequences, if any, of the Reorganization.

Forms of Organization

Davis International Fund is a series of Davis New York Venture Fund, Inc., and Selected International Fund is a series of Selected International Fund, Inc., and each are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”). As of June 30, 2025, there were 50 million shares of capital stock of Selected International Fund authorized, and as of April 30, 2025, there were 250 million shares of capital stock of Davis International Fund authorized. Davis New York Venture Fund, Inc. and Selected International Fund, Inc. are both Maryland corporations, and the rights of the security holders of Davis International Fund under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the Funds’ Statements of Additional Information, which are incorporated herein by reference.

Operations of Davis International Fund Following the Reorganization

Davis Selected Advisers, L.P. does not expect Davis International Fund to revise its investment policies as a result of the Reorganization. In addition, Davis Selected Advisers, L.P. does not anticipate changes to Davis International Fund’s management or to entities that provide the Fund with services. Specifically, the Directors and officers, the investment adviser, distributor, and other entities will continue to serve Davis International Fund in their current capacities. Danton Goei is expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

Capitalization

The following table shows the capitalization of Selected International Fund and Davis International Fund as of May 31, 2025, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization. As of May 31, 2025, the net assets of Selected International Fund were $55,535,178.69, or 32% of Davis International Fund.

Selected International Fund(a)

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Selected International Fund Class S	$4,584,873	$13.04	351,709
Selected International Fund Class D	$50,950,306	$13.12	3,882,315

Davis International Fund

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Davis International Fund Class A	$19,954,630	$14.32	1,393,522
Davis International Fund Class Y	$148,507,422	$14.16	10,488,384

Davis International Fund Pro Forma

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Davis International Fund Class A	$24,539,502	$14.32	1,713,695
Davis International Fund Class Y	$199,457,728	$14.16	14,086,569

(a)	Selected International Fund’s estimated one-time Reorganization cost, to be incurred by Davis Selected Advisers, L.P., is approximately $XX.

The table above assumes that the Reorganization occurred on May 31, 2025. The table is for information purposes only. No assurance can be given as to how many Davis International Fund shares will be received by shareholders of Selected International Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Davis International Fund that actually will be received on or after that date.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Davis International Fund’s financial highlights for the last five fiscal years ended October 31, 2024 (audited), updated to include semi-annual data for the six month period ended April 30, 2025 (unaudited), are shown in the tables below:

$(0.29)	$—	$—	$(0.29)	$13.38	(3.03)%	$18,590	1.09%[f]	1.02%[f]	1.97%[f]	14%
$(0.17)	$—	$—	$(0.17)	$14.09	43.62%	$19,245	1.17%	1.09%[g]	2.02%	23%
$—	$—	$—	$—	$9.97	18.83%	$16,730	1.09%	1.05%	1.43%	11%
$(0.16)	$—	$—	$(0.16)	$8.39	(32.72)%	$16,632	1.13%	1.05%	1.13%	5%
$—	$—	$—	$—	$12.64	(8.27)%	$44,687	1.00%	1.00%	0.40%	16%
$(0.37)	$(0.04)	$—[h]	$(0.41)	$13.78	20.62%	$38,308	0.98%	0.98%	(0.25)%	20%
$(0.18)	$—	$—	$(0.18)	$12.30	(3.36)%	$4,044	1.94%[f]	1.77%[f]	1.22%[f]	14%
$(0.08)	$—	$—	$(0.08)	$12.91	42.43%	$4,713	1.99%	1.84%[g]	1.27%	23%
$—	$—	$—	$—	$9.14	17.94%	$4,300	1.89%	1.80%	0.68%	11%
$(0.05)	$—	$—	$(0.05)	$7.75	(33.19)%	$3,966	1.94%	1.80%	0.38%	5%
$—	$—	$—	$—	$11.65	(8.98)%	$8,412	1.79%	1.79%	(0.39)%	16%
$(0.26)	$(0.04)	$—[h]	$(0.30)	$12.80	19.58%	$9,892	1.80%	1.80%	(1.07)%	20%
$(0.32)	$—	$—	$(0.32)	$13.23	(2.83)%	$139,366	0.74%[f]	0.71%[f]	2.28%[f]	14%
$(0.20)	$—	$—	$(0.20)	$13.94	44.01%	$149,233	0.82%	0.78%[g]	2.33%	23%
$(0.02)	$—	$—	$(0.02)	$9.87	19.14%	$122,656	0.74%	0.74%	1.74%	11%
$(0.20)	$—	$—	$(0.20)	$8.30	(32.52)%	$119,058	0.80%	0.80%	1.38%	5%
$(0.01)	$—	$—	$(0.01)	$12.51	(8.02)%	$308,356	0.72%	0.72%	0.68%	16%
$(0.40)	$(0.04)	$—[h]	$(0.44)	$13.61	20.90%	$345,572	0.70%	0.70%	0.03%	20%

e Unaudited.

f Annualized.

h Less than $0.005 per share.

Davis International Fund’s financial highlights should be read in conjunction with the financial statements audited by KPMG LLP contained in the Fund’s Annual Report to Shareholders and the unaudited financial statements contained in the Fund’s Semi-Annual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information relating to this Information Statement.

Selected International Fund’s financial highlights for the fiscal year ended December 31, 2024, which are included in the Fund’s Prospectus and incorporated herein by reference, have been derived from information audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders.

The financial highlights audited by KPMG LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. Selected International Fund’s financial highlights should be read in conjunction with the financial statements audited by KPMG LLP contained in the Fund’s Annual Report to Shareholders.

Expenses

Davis Selected Advisers, L.P. will bear the expenses associated with the Reorganization.

Share Ownership

As of [___], 2025, shares of each relevant class of Selected International Fund and Davis International Fund issued and outstanding were as follows:

Selected International Fund Class S	[ ]
Selected International Fund Class D	[ ]
Davis International Fund Class A	[ ]
Davis International Fund Class Y	[ ]

As of [___], 2025, the Directors and officers of each Fund owned, in the aggregate, less than 1% of Class S shares of Selected International Fund’s and Class Y shares of Davis International Fund’s outstanding shares, and [___]% of Class D shares of Selected International Fund’s and [___]% of Class A shares of Davis International Fund’s outstanding shares.

As of [___], 2025, Davis Selected Advisers, L.P. and its affiliates, in the aggregate, owned [___]% of Class S shares of Selected International Fund’s and Class Y shares of Davis International Fund’s outstanding shares, and [___]% of Class D shares of Selected International Fund’s and [___]% of Class A shares of Davis International Fund’s outstanding shares.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of Davis International Fund shares have been passed upon by Greenberg Traurig, LLP, counsel to the Fund.

Experts

The audited financial statements of Selected International Fund and Davis International Fund are incorporated by reference into the Statement of Additional Information relating to this Information Statement and have been audited by KPMG LLP, independent registered public accounting firm, whose reports thereon are included in the Funds’ Annual Reports to Shareholders for the fiscal years ended December 31, 2024 and October 31, 2024, respectively. The financial statements audited by KPMG LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. The unaudited financial statements for Selected International Fund for the six-month period ended June 30, 2025, and for Davis International Fund for the six-month period ended April 30, 2025, are also incorporated by reference into the Statement of Additional Information relating to this Information Statement.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Selected International Fund, Inc., by writing to the Selected Funds c/o State Street Bank and Trust Company, P.O. Box 219662, Kansas City, MO 64121, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of July, 2025, by and between Davis New York Venture Fund, Inc., a Maryland corporation, with its principal place of business at 3600 E. Hemisphere Loop, Tucson, Arizona 85706 (the “Surviving Fund Registrant”), on behalf of its series, Davis International Fund (the “Surviving Fund”), and Selected International Fund, Inc., a Maryland corporation, with its principal place of business at 3600 E. Hemisphere Loop, Tucson, Arizona 85706 (the “Reorganizing Fund Registrant”), on behalf of its series, Selected International Fund (the “Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).
The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Class S Shares and Class D Shares (the “Reorganizing Fund Shares”) in exchange solely for Class A Shares and Class Y Shares, respectively, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares to the holders of outstanding Reorganizing Fund Shares, and (iii) the liquidation and dissolution of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively;
WHEREAS, the Surviving Fund Registrant and the Reorganizing Fund Registrant are open-end, registered management investment companies;
WHEREAS, the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Funds are authorized to issue their shares of beneficial interests;
WHEREAS, the Directors of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;
WHEREAS, the Directors of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional Class A Shares of Surviving Fund Shares determined by multiplying (a) the outstanding shares of Class S Shares by (b) the ratio computed by dividing (x) the net asset value per share of Class S Shares Reorganizing Fund Shares by (y) the net asset value per share of Class A Shares of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Class S Shares of Reorganizing Fund Shares will receive Class A Shares of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional Class Y Shares of Surviving Fund Shares determined by multiplying (a) the outstanding shares of Class D Shares by (b) the ratio computed by dividing (x) the net asset value per share of Class D Shares Reorganizing Fund Shares by (y) the net asset value per share of Class Y Shares of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Class D Shares of Reorganizing Fund Shares will receive Class Y Shares of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, cash and securities owned by the Reorganizing Fund. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, which shall be written down by the Reorganizing Fund immediately prior to the closing and excluded from the valuation of assets under paragraph 2.1 and the corresponding calculation of net asset value per share of each class of the Reorganizing Fund Shares under this Agreement.
The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares, and the payment of normal operating expenses, dividends and capital gains distributions.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will use its best efforts to discharge all of its known liabilities (if any) and obligations prior to the Closing Date.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due to such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate net asset value of the Reorganizing Fund Shares, to be distributed to Reorganizing Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets at the closing (as defined in 3.1 below) on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with applicable regulations as listed in, and in accordance with, the valuation procedures approved by the Board of Directors of the Surviving Fund Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).
2.2 VALUATION OF SHARES. The net asset value per share of Class A and Class Y of Surviving Fund Shares shall be the net asset value per share of Class A or Class Y Surviving Fund Shares computed at the closing on the Closing Date, in accordance with the valuation procedures approved by the Board of the Surviving Fund Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of Class A Shares and Class Y Shares, as applicable, of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about November 7, 2025, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Davis Selected Advisers, L.P., 3600 E. Hemisphere Loop, Tucson, Arizona 85706, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form sufficient to transfer good and marketable title to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the primary market in which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading, or trading shall be restricted; or (b) trading or the reporting of trading in the primary market shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT’S CERTIFICATE. SS&C Global Investor & Distribution Services, Inc., as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause SS&C Global Investor & Distribution Services, Inc., its transfer agent, to issue and deliver a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:
a) The Reorganizing Fund is a legally designated, separate series of a corporation organized, validly existing, and in good standing under the laws of the State of Maryland. The Reorganizing Fund Registrant is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Reorganizing Fund. The Reorganizing Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted.
b) The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund’s shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d) The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, (i) any provision of the Reorganizing Fund Registrant’s Articles of Incorporation or By-Laws or (ii) of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound (except in the case of clause (ii) for violations that would not, individually or in the aggregate, reasonably be expected to (x) adversely affect the validity or enforceability of this Agreement, (y) have a material adverse effect on the Reorganizing Fund, or (z) prevent or materially impair the ability of the Reorganizing Fund to consummate the transactions contemplated by this Agreement) and, to the knowledge of the Reorganizing Fund, will not result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Reorganizing Fund Registrant or the Reorganizing Fund is a party or by which it is bound.
e) The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that, to the Reorganizing Fund’s knowledge, will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f) Except as otherwise disclosed in writing to the Surviving Fund prior to the date of this Agreement with receipt acknowledged by the Surviving Fund, there is no litigation, administrative proceeding, or, to the Reorganizing Fund’s knowledge, investigation of or before any court or governmental body presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. Except as otherwise disclosed in writing to the Surviving Fund prior to the date of this Agreement with receipt acknowledged by the Surviving Fund, the Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g) The audited financial statements of the Reorganizing Fund as of December 31, 2024, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h) Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund prior to the date of this Agreement with receipt acknowledged by the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.
i) As of the date hereof, and as of the Closing Date, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the net asset value of the Reorganizing Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j) The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, and of the Reorganizing Fund, the Reorganizing Fund’s Board, and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
k) The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance in all material respects with the requirements of Section 31 of the 1940 Act and rules thereunder.
l) As of the Closing Date: (i) all federal and other tax returns and reports of the Reorganizing Fund that are or have been required to be filed (or will be required to be filed for periods ending prior to or at closing) have been (or will be) duly and timely filed; (ii) all federal and other taxes shown due on such returns and reports have been (or will have been) paid, or provision shall have been made for the payment thereof; and (iii) the Reorganizing Fund has not had any tax deficiency or liability asserted against it in writing, or question with respect thereto raised in writing, by any tax authority, and, no return of the Reorganizing Fund (to the best of the Reorganizing Fund’s knowledge) is currently under audit, and (to the best of the Reorganizing Fund’s knowledge) no assessment has been asserted with respect to any return of the Reorganizing Fund. The Reorganizing Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return. To the Reorganizing Fund’s knowledge, there are no uncertain tax positions in any income or excise tax returns for any open tax periods that would result in a change to the Reorganizing Fund’s (or, after the Reorganization, the Surviving Fund’s) net asset value. The Reorganizing Fund has not been granted any waiver, extension, or comparable consent regarding application of the statute of limitations with respect to any taxes or tax return, nor has any request for such waiver or consent been made with respect to any such taxes or tax return.
m) All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n) At the Closing Date, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Maryland, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted with receipt acknowledged by the Surviving Fund.
o) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund and, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
p) The information relating to the Reorganizing Fund to be furnished by the Reorganizing Fund Registrant for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
q) As of the date hereof and as of the Closing Date, from the effective date of the Registration Statement (as defined in paragraph 5.7), through and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7) or any other document filed with any governmental agency in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r) The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
t) The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened or to the Reorganizing Fund’s knowledge, any investigations or inquiries pending or threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.
u) No significant deficiency, material weakness, fraud, or other factor within the fifth certification in Form N-CSR that is reasonably likely to adversely affect the internal controls of the Reorganizing Fund has been disclosed or is required to be disclosed in the Reorganizing Fund’s reports on Form N-CSR and the Reorganizing Fund is not aware of any factors relating to any such deficiency, weakness, fraud, or other factor respecting the Reorganizing Fund that would be required to be disclosed in the Reorganizing Fund’s Form N-CSR after the Closing Date.
v) On or prior to the Closing Date, the Registration Statement (as defined in paragraph 5.7) has become effective and, to the knowledge of the Reorganizing Fund, no stop order suspending the effectiveness thereof has been issued.
w) The Reorganizing Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Reorganizing Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337 of the Code and the Treasury Regulations thereunder. All dividends paid by the Reorganizing Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Reorganizing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
x) Neither the Reorganizing Fund Registrant nor the Reorganizing Fund have received written notification from any tax authority that asserts a position contrary to any of the representations set forth in sub-paragraphs (r) and (w) of this paragraph 4.1.
4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:
a) The Surviving Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland. The Surviving Fund Registrant is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Surviving Fund. The Surviving Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted.
b) The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund’s shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d) The Surviving Fund is not in violation of, and the execution, delivery, and performance of this Agreement will not, result in a violation of, (i) any provision of the Surviving Fund Registrant’s Articles of Incorporation or By-Laws or (ii) of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound (except in the case of clause (ii) for violations that would not, individually or in the aggregate, reasonably be expected to (x) adversely affect the validity or enforceability of this Agreement, (y) have a material adverse effect on the Surviving Fund, or (z) prevent or materially impair the ability of the Surviving Fund to consummate the transactions contemplated by this Agreement) and, to the knowledge of the Surviving Fund, will not result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Surviving Fund Registrant or the Surviving Fund is a party or by which it is bound.
e) Except as otherwise disclosed in writing to the Reorganizing Fund prior to the date of this Agreement with receipt acknowledged by the Reorganizing Fund, there is no litigation, administrative proceeding or, to the Surviving Fund’s knowledge, investigation of or before any court or governmental body presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. Except as otherwise disclosed in writing to the Reorganizing Fund prior to the date of this Agreement with receipt acknowledged by the Reorganizing Fund, the Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
f) The audited financial statements of the Surviving Fund as of October 31, 2024 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g) The unaudited financial statements of the Surviving Fund as of April 30, 2025, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
h) Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund prior to the date of this Agreement with receipt acknowledged by the Reorganizing Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Surviving Fund shall not constitute a material adverse change.
i) As of the Closing Date: (i) all federal and other tax returns and reports of the Surviving Fund required by law to be filed have (or will have been) been filed; (ii) all federal and other taxes shown due on such returns and reports have been (or will have been) paid, or provision shall have been made for the payment thereof; (iii) the Surviving Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement; and (iv) the Surviving Fund has not had any tax deficiency or liability asserted against it in writing, or question with respect thereto raised in writing, by any tax authority, and no return of the Surviving Fund (to the best of the Surviving Fund’s knowledge) is currently under audit, and (to the best of the Surviving Fund’s knowledge) no assessment has been asserted with respect to any return of the Surviving Fund. The Surviving Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return.
j) All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund. The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
l) Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws and no shareholder of the Surviving Fund has any preemptive right of subscription or purchase in respect thereof.
m) The information relating to the Surviving Fund to be furnished by the Surviving Fund Registrant for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
n) As of the date hereof and as of the Closing Date, from the effective date of the Registration Statement (as defined in paragraph 5.7), through and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other document filed with any governmental agency in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
o) The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
p) The Surviving Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Surviving Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337 of the Code and the Treasury Regulations thereunder. All dividends paid by the Surviving Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Surviving Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
q) Neither the Surviving Fund Registrant nor the Surviving Fund has received written notification from any tax authority that asserts a position contrary to any of the representations set forth in sub-paragraphs (o) and (p) of this paragraph 4.2.
r) There is no plan or intention for the Surviving Fund (or any person related (as defined in Treasury Regulation Section 1.368-1(e)(4)) to the Surviving Fund) to reacquire, during the five-year period beginning on the Closing Date, any Surviving Fund Shares issued in the Reorganization, either directly or through any transaction, agreement or arrangement with any other person, aside from redemptions in the ordinary course of its business, as required by Section 22(e) of the 1940 Act. The Surviving Fund has not owned during the past five years, directly or indirectly, any Reorganizing Fund Shares.
s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or Maryland law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
t) The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
u) No significant deficiency, material weakness, fraud, or other factor within the fifth certification in Form N-CSR that is reasonably likely to adversely affect the internal controls of the Surviving Fund has been disclosed or is required to be disclosed in the Surviving Fund’s reports on Form N-CSR, and the Surviving Fund is not aware of any factors relating to any such deficiency, weakness, fraud, or other factor respecting the Surviving Fund that would be required to be disclosed in the Surviving Fund’s Form N-CSR after the Closing Date.
v) The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, or to the Surviving Fund’s knowledge, any investigations or inquiries pending or threatened or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.
w) On or prior to the Closing Date, the Registration Statement (as defined in paragraph 5.7) has become effective and, to the knowledge of the Surviving Fund, no stop order suspending the effectiveness thereof has been issued.
x) Current shareholders of the Reorganizing Fund will enjoy the same privileges to transfer in and out of other funds as other current Surviving Fund shareholders after the Reorganization consistent with the Surviving Fund’s prospectus and Rule 18f-3 Plan as in effect from time to time.
ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. No approval of the shareholders is necessary, and thus, the Reorganizing Fund Registrant will not call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement or for any other matter contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund’s shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A INFORMATION STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a information statement and a prospectus of the Surviving Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
5.9 QUALIFICATION AS A REORGANIZATION. From and after the Closing Date, the Surviving Fund and the Reorganizing Fund shall take no action inconsistent with the qualification of the Reorganization as a “reorganization” under Section 368 of the Code.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.4 The parties shall have received an opinion of Greenberg Traurig LLP substantially to the effect that for federal income tax purposes:

a)
The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Reorganization Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

b)
No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, pursuant to Section 361(a) and Section 357(a) of the Code.

c)
No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

d)
No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Reorganization Agreement) pursuant to Section 361(c)(1) of the Code.

e)
The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

f)
The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

g)	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

h)
The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

i)
The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code.

j)
For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

Such opinion shall be based on customary assumptions and such representations as Greenberg Traurig LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.4.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. Davis Selected Advisers, L.P. or its affiliates (collectively, “Davis”), will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transfer of portfolio securities is required in connection with the Reorganization, the Reorganizing Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. The Surviving Fund also may incur transaction expenses associated with disposing of certain securities, and acquiring replacement securities, after the Reorganization is consummated in the ordinary course.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:
a) a breach in any material respect as of the specified date, and except for representations and warranties that already contain a materiality qualifier, which shall be true and correct in all respects by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;
b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
c) a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice is given to the other party hereto.
In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Directors or their respective Officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the Officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards.
ARTICLE XIII
 HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SELECTED INTERNATIONAL FUND, INC.
on behalf of its portfolio,
SELECTED INTERNATIONAL FUND

By: ____________________
Name: Lisa Cohen
Title: Vice President

DAVIS NEW YORK VENTURE FUND, INC.
on behalf of its portfolio,
DAVIS INTERNATIONAL FUND

By: ____________________
Name: Lisa Cohen
Title: Vice President

SUPPLEMENT TO THE SELECTED INTERNATIONAL FUND PROSPECTUS

Supplement dated October 6, 2025
to
SELECTED INTERNATIONAL FUND
An authorized series of
SELECTED INTERNATIONAL FUND, INC.
Prospectus dated May 1, 2025

At a meeting held on June 3, 2025, the joint Board of Directors of Selected International Fund, Inc., on behalf of its series, Selected International Fund (“SIF”), and Davis New York Venture Fund, Inc., on behalf of its series Davis International Fund (“DIF”), including the Directors who are not “interested persons” (the “Independent Directors”), as that term is defined in Section 2(a)(19) of the 1940 Act, considered and approved an Agreement and Plan of Reorganization and Liquidation between SIF and DIF.

Each fund seeks long-term growth of capital.

The Agreement provides for the transfer of all of the assets of SIF in exchange for corresponding shares of DIF equal in value to the net assets of SIF and the assumption by DIF of all of the liabilities of SIF. After the exchange, SIF will distribute the DIF shares to its shareholders pro rata, in liquidation of SIF. As a result, shareholders of SIF will become shareholders of DIF (these transactions are collectively referred to as the “Reorganization”).

Shareholders of SIF will receive a combined information statement and prospectus containing more information with respect to the Reorganization, and a summary of the Board’s considerations in approving the Agreement.

The Reorganization, which does not require shareholder approval, is expected to take place on or about November 7, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither SIF nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

Effective the close of business on November 7, 2025, new positions in SIF may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date.

Effective after the close of business on November 7, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

In connection with the Reorganization, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of Selected International Fund unless and until the registration statement becomes effective. Shareholders should read the information statement/ prospectus, which contains important information about the Reorganization, when it becomes available. For a free copy of the information statement/ prospectus, please contact Selected Funds at 1-800-243-1575. The information statement/prospectus will also be available on the Securities and Exchange Commission’s website (www.sec.gov).

Selected Funds
May 1, 2025
PROSPECTUS
Tickers:
Selected American Shares: Class S (SLASX) Class D (SLADX)
Selected International Fund: Class S (SLSSX) Class D (SLSDX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
Selected American Shares Summary	47
Selected International Fund Summary	50
Additional Information About Investment Objectives, Principal Strategies, and Principal Risks	54
Additional Information About Expenses, Fees and Performance	57
Non-Principal Investment Strategies and Risks	58
Management and Organization	59
Shareholder Information	60
How Your Shares Are Valued	60
Portfolio Holdings	61
How Selected Funds Pay Earnings	62
Federal Income Taxes	62
Fees and Expenses of the Funds	63
Fees Paid to Dealers and Other Financial Intermediaries	63
How to Choose a Share Class	64
How to Open an Account	65
Anti-Money Laundering Compliance	65
Retirement Plan Accounts	65
How to Buy, Sell, and Exchange Shares	66
Buying More Shares	66
Selling Shares	67
Exchanging Shares	69
Frequent Purchases and Redemptions of Fund Shares	69
Telephone Transactions	70
Internet Transactions	70
Householding	70
Privacy Notice	71
Financial Highlights	71

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds’ investment adviser or the Funds’ distributor.
This prospectus does not constitute an offer by the Funds or by the Funds’ distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer.

Selected American Shares Summary
Investment Objective
The Fund seeks both capital growth and income. In the current market environment, income is expected to be low.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)	Class S shares	Class D shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class S shares	Class D shares
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.18%	0.11%
Total Annual Fund Operating Expenses	0.98%	0.66%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class S shares	$100	$312	$542	$1,201
Class D shares	$67	$211	$368	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by American companies. The Fund invests principally in common stocks (including indirect holdings of common stock through Depositary Receipts (as defined below)) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions, or for other purposes.
Principal Risks of Investing in the Fund
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.
Financial Services Risk. Risks of investing in the financial services sector include: (1) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (2) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (3) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (4) non-diversified loan portfolios: financial services companies may have concentrated portfolios that makes them vulnerable to economic conditions that affect an industry; (5) credit: financial services companies may have exposure to investments or agreements that may lead to losses; and (6) competition: the financial services sector has become increasingly competitive.
Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Depositary Receipts Risk. Depositary Receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary Receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with the S&P 500 Index, a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.selectedfunds.com or by calling 1‑800‑243‑1575.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class S shares; after-tax returns for Class D shares will vary.
Calendar Year Total Returns for Class S Shares
Highest/Lowest quarterly results during the time period were:
Highest 19.29% (quarter ended June 30, 2020)
Lowest ‑25.90% (quarter ended March 31, 2020)
Total return for the three months ended March 31, 2025, (non-annualized) was 0.93%

Average Annual Total Returns (For the periods ended December 31, 2024)	Past 1 Year	Past 5 Years	Past 10 Years
Class S shares return before taxes	17.73%	10.28%	10.07%
Class S shares return after taxes on distributions	12.89%	7.81%	7.29%
Class S shares return after taxes on distributions and sale of Fund shares	14.00%	7.86%	7.46%
Class D shares return before taxes	18.13%	10.63%	10.42%
S&P 500 Index reflects no deduction for fees, expenses or taxes	25.02%	14.51%	13.09%
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly-owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Managers. As of the date of this prospectus, the Portfolio Managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since December 1994	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since January 2014	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
	Class S shares	Class D shares
Minimum Initial Investment	$1,000	$10,000
Minimum Additional Investment	$25	$25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Selected Funds, P.O. Box 219662, Kansas City, MO 64121-9662, telephoning 1‑800‑243‑1575 or accessing Selected Funds’ website, www.selectedfunds.com. Certain financial intermediaries may impose different restrictions than those shown above.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Selected International Fund Summary
Investment Objective
The Fund seeks capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)	Class S shares	Class D shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class S shares	Class D shares
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.90%	0.42%
Total Annual Fund Operating Expenses	1.70%	0.97%
Less Fee Waiver or Expense Reimbursement*	-0.65%	-0.17%
Net Expenses	1.05%	0.80%
*
The Adviser (as defined below) is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class S shares, 1.05%; Class D shares, 0.80%). For purposes of these expense caps, operating expenses do not include foreign tax reclaim filing expenses. The Adviser is obligated to continue the expense cap through May 1, 2026. The expense cap cannot be terminated prior to this date without the consent of the Board of Directors. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class S shares	$107	$472	$862	$1,954
Class D shares	$82	$292	$520	$1,174
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the Fund’s portfolio principally in common stocks (including indirect holdings of common stock through Depositary Receipts (as defined below)) issued by foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries. These non-U.S. company investments may include European Depositary Receipts (“EDRs”), American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs” and together with EDRs and ADRs, “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions, or for other purposes.
Principal Risks of Investing in the Fund
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.
Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure.
The Fund may invest in securities issued by variable interest entities (“VIEs”), which are subject to the investment risks associated with the underlying Chinese operating company. A VIE enters into service contracts and other contracts with the Chinese operating company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management, or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.
Depositary Receipts Risk. Depositary Receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary Receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
Exposure to Industry or Sector Risk. Subject to the Fund’s investment limitations, the Fund may have significant exposure to a particular industry or sector. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with those of the MSCI ACWI (All Country World Index) ex US, a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.selectedfunds.com or by calling 1‑800‑243‑1575.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class S shares; after-tax returns for Class D shares will vary.
Calendar Year Total Returns for Class S Shares
Highest/Lowest quarterly results during the time period were:
Highest 21.39% (quarter ended December 31, 2022)
Lowest ‑20.38% (quarter ended March 31, 2020)
Total return for the three months ended March 31, 2025, (non-annualized) was 5.28%.

Average Annual Total Returns (For the periods ended December 31, 2024)	Past 1 Year	Past 5 Years	Past 10 Years
Class S shares return before taxes	20.19%	1.13%	3.64%
Class S shares return after taxes on distributions	18.99%	0.66%	3.01%
Class S shares return after taxes on distributions and sale of Fund shares	13.30%	0.96%	2.89%
Class D shares return before taxes	20.46%	1.39%	3.98%
MSCI ACWI (All Country World Index) ex US reflects no deduction for fees, expenses or taxes	5.53%	4.10%	4.80%
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Danton Goei	Since December 2001	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
	Class S shares	Class D shares
Minimum Initial Investment	$1,000	$10,000
Minimum Additional Investment	25	25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Selected Funds, P.O. Box 219662, Kansas City, MO 64121-9662, telephoning 1‑800‑243‑1575 or accessing Selected Funds’ website, www.selectedfunds.com. Certain financial intermediaries may impose different restrictions than those shown above.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Investment Objectives, Principal Strategies, and Principal Risks
This prospectus contains important information about investing in the Funds. Please read this prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at selectedfunds.com/resources/ regulatory-documents.
Investment Objectives
The investment objective of Selected American Shares is to achieve both capital growth and income. In the current market environment, income is expected to be low.
The investment objective of Selected International Fund is capital growth.
The Funds’ investment objectives are fundamental policies and may not be changed without a vote of shareholders.
Principal Investment Strategies
The principal investment strategies and risks for the Funds are described in more detail above and below. The prospectus and statement of additional information (“SAI”) contain a number of investment strategies and risks that may be important to consider even though they are not principal investment strategies or principal risks for a Fund. The prospectus also contains disclosure that describes Davis Advisors’ process for determining when a Fund may pursue a non-principal investment strategy.
Selected American Shares. Davis Advisors uses the Davis Investment Discipline to invest Selected American Shares’ portfolio principally in common stocks (including indirect holdings of common stock through Depositary Receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Selected International Fund. Davis Advisors uses the Davis Investment Discipline to invest Selected International Fund’s portfolio principally in common stocks (including indirect holdings of common stock through Depositary Receipts) issued by foreign companies, including countries with developed or emerging markets.
The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions the Fund will invest in issuers representing at least three different countries.
Principal Risks of Investing in the Funds
If you buy shares of a Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in a Fund to decline, and which could prevent a Fund from achieving its stated investment objective.
China Risk – Generally (Selected International Fund only). Investments in Chinese securities may subject the Funds to risks that are specific to China. China may be subject to significant amounts of instability including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects including, but not limited to, general development, level of government involvement, wealth distribution, and structure. The government of China has historically demonstrated its control over almost every sector of the Chinese economy through state ownership and/or administrative regulation. As an example, the Chinese government has taken certain actions that have influenced prices of goods, encouraged companies to invest in certain industries, has induced mergers, and may take such actions or similar actions now or in the future. In addition, the Chinese government has taken actions which could materially impact the business operations of certain industries which could impact underlying holdings. U.S. and Chinese regulators have, and may in the future, impact the ability of Chinese companies to gain access to U.S. capital markets.
As of March 31, 2025, Selected International Fund had significant exposure to shell companies with contractual arrangements with Variable Interest Entities (“VIEs”), as defined below. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as VIEs. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.
While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings, or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.
Chinese law prohibits investments by foreign investors in certain companies in certain industries. Certain industries that impact minors may be at a higher risk of regulatory action. The Chinese government placed new regulations on the companies related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a non-profit organization.
Common Stock Risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.
Depositary Receipts Risk. Securities of a foreign company may involve investing in Depositary Receipts, which include American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. These certificates, which may be sponsored or unsponsored, are issued by depositary banks and, generally, trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest, and corporate actions. Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depositary Receipts may trade at a discount or a premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. For example, Chinese securities may be subject to increased volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations, it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.
Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries that are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or restrictions on foreign ownership of stocks of local companies.
As of March 31, 2025, the emerging market countries were: Bahrain, Bangladesh, Benin, Bermuda, Brazil, Burkina Faso, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Greece, Guinea-Bissau, Hungary, Iceland, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Latvia, Lithuania, Malaysia, Mali, Mauritius, Mexico, Morocco, Niger, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Saudi Arabia, Senegal, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Togo, Tunisia, Turkey, United Arab Emirates, and Vietnam. Additionally, certain countries that are not on this list may be included at Davis Advisor’s discretion
Exposure to Industry or Sector Risk (Selected International Fund only). Subject to a Fund’s investment limitations, a Fund may have significant exposure to a particular industry or sector. Such exposure may cause that Fund to be more impacted by risks related to and developments affecting the industry or sector and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified. The SAI contains additional discussion of the risks of exposure to certain industries or sectors. An industry weighting breakdown for each Fund can be found in the most recent annual or semi-annual report.
Fees and Expenses Risk. The Funds may not earn enough through income and capital appreciation to offset the operating expenses of the Funds. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Financial Services Risk (Selected American Shares only). A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments, including banking, insurance, and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies, and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.
Risks of investing in the financial services sector include: (1) systemic risk: factors outside the control of a particular financial institution — like the failure of another, significant financial institution or material disruptions to the credit markets — may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (2) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (3) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (4) non-diversified loan portfolios: financial services companies, whose securities a Fund purchases, may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (5) credit: financial services companies may have exposure to investments or agreements, which, under certain circumstances, may lead to losses, e.g., sub-prime loans; and (6) competition: the financial services sector has become increasingly competitive.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is, to a significant degree, dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes, and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (e.g., real estate or “junk” bond holdings), and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes and volatile performance dependent on the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Other Regulatory Limitations. Regulations of the Securities and Exchange Commission (“SEC”) impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. The Fund, generally, is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.
Foreign Country Risk. Foreign companies may issue both equity and fixed income securities. A company may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given company. Factors that the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company’s securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company’s revenues or profits; and (4) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third-party service provider but may use a different country classification if the Adviser’s analysis of the four factors provided above, or other factors that the Adviser deems relevant, indicate that a different country classification is more appropriate. Foreign country risk can be more focused on factors concerning specific countries or geographic areas when a Fund’s holdings are more focused in these countries or geographic areas. The additional risk from certain countries or geographies is described in more detail in the SAI. See the schedule of investments in the most current shareholder report for the country classification of each holding.
The Funds may invest a significant portion of their assets in securities issued by companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Funds’ performance to be more volatile than it would be if the Funds invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher and investments may be subject to more government regulation. When the Funds invest in foreign securities, its operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Foreign Currency Risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline. The Fund may, but generally does not, hedge its currency risk.
Headline Risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets, and financial resources than larger companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid- and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Shareholder Concentration Risk (Selected International Fund only). From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. As an example, U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political, and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs and/or retaliatory tariffs imposed by the U.S. and other countries. While COVID-19 is no longer a global pandemic as of 2023, the recovery from COVID-19 may last for a prolonged period of time. In addition, as a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war may continue to contribute to market volatility. Further, the Israel-Hamas war may lead to overall economic uncertainty and negative impacts on the global economy and major financial markets. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities, and the normal operations of securities exchanges and other markets. Continuing market volatility as a result of recent market conditions, U.S. political developments, or other events may have an adverse effect on the performance of the Funds.
The Funds’ shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Additional Information About Expenses, Fees and Performance
Selected International Fund. From the date that Davis Advisors first began managing the Fund (May 1, 1993) until May 1, 2011, Selected International Fund was named Selected Special Shares and invested primarily in domestic securities. In the future, the Fund is expected to invest primarily in foreign securities and the past performance of the Fund is unlikely to be relevant to future performance.
Information Concerning After-Tax Returns for Class S Shares. As of the date of this prospectus, the tax rates are 37% for ordinary income, 20% for qualified income and 20% for long-term capital gains. An additional 3.8% tax imposed by the Affordable Care Act is included on all investment income as part of the highest marginal rate used in all after-tax performance calculations.
Non-Principal Investment Strategies and Risks
Selected Funds may implement investment strategies that are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by a Fund to achieve its investment objective. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving a Fund’s investment objectives and how the strategy affects the Fund’s potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of a Fund’s assets expected to be committed to the strategy, the amount of a Fund’s assets expected to be placed at risk by the strategy, and the likelihood of a Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments that constitute less than 5% to 10% of a Fund’s assets, depending upon their potential impact on the investment performance of the Fund.
While the Adviser expects to pursue the Funds’ investment objectives by implementing the principal investment strategies described in the Funds’ prospectus, the Funds may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (1) is likely to be consistent with shareholders’ reasonable expectations; (2) is likely to assist the Adviser in pursuing the Funds’ investment objective; (3) is consistent with the Funds’ investment objective; (4) will not cause a Fund to violate any of its fundamental or non-fundamental investment restrictions; and (5) will not materially change the Funds’ risk profile from the risk profile that results from following the principal investment strategies as described in the Funds’ prospectus and further explained in the SAI, as amended from time to time.
Short-Term Investments. The Funds use short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The Funds may, but are not required to, use short-term investments for temporary defensive purposes. In the event that Davis Advisors’ Portfolio Managers anticipate a decline in the values of the companies in which the Funds invest (due to economic, political, or other factors), the Funds may reduce their risk by investing in short-term securities until market conditions improve. While the Funds are invested in short-term investments, they will not be pursuing their long-term growth of capital investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the collateral during the period, while the Funds seek to enforce their rights thereto; (2) possible loss of all or a part of the income during this period; and (3) expenses of enforcing its rights.
The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Funds normally will not enter into repurchase agreements maturing in more than seven days.
Liquidity Risk Management. While it is not anticipated to be an issue, the Funds’ portfolios are managed with the restrictions and requirements of the Liquidity Rule’s limitations in mind. The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Fund’s liquidity risk based on a variety of factors including the Fund’s (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Fund is currently classified as a Fund that primarily holds highly liquid investments. The LRMP includes the classification, no less than monthly, of the Fund’s investments into one of four liquidity classifications as provided for in the Liquidity Rule.
At a recent meeting of the Fund’s Board of Directors, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from April 1, 2023 through March 31, 2024. The report concluded that the LRMP is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future.
Restricted and Illiquid Securities. The Funds may invest in restricted securities that are subject to contractual restrictions on resale. Each Fund is prohibited from purchasing or holding illiquid securities (which may include restricted securities) if more than 15% of the Fund’s net assets would then be illiquid. If illiquid securities were to exceed 15% of the value of a Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion. Companies whose securities are not publicly traded may not be subject to the disclosure or other investor protection requirements that would be applicable if their securities were publicly traded.
The restricted securities that the Funds may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Funds’ Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Funds are illiquid and thus subject to the Funds’ policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotations, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
The Funds may also invest in securities of U.S. and non-U.S. issuers that are issued through private offerings pursuant to Regulation S of the 1933 Act, as amended. Regulation S securities are subject to legal or contractual restrictions on resale. These securities may be considered illiquid, as described above. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price paid by the Funds. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
See the Funds’ SAI for additional information regarding restricted and illiquid securities.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
ReFlow Liquidity Program. Selected American Shares may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are expected to settle that business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days), or at other times at ReFlow’s or the Adviser’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. In the event the Fund uses the ReFlow service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14%, although the Fund may submit a bid at a higher rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in-kind in accordance with the Fund’s policy on purchases and redemptions in-kind. The Board of Directors has approved the Fund’s participation in the ReFlow program.
The Adviser believes that participation in the ReFlow liquidity program may assist in stabilizing the Fund’s net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent the Fund’s net assets do not decline, the Adviser typically will also benefit.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Selected Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for Selected Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds, exchange-traded funds and institutional and individual clients. For the fiscal year-ended December 31, 2024, Davis Advisors’ net management fee paid by the Funds for its services (based on average net assets) was 0.55% for Selected American Shares and 0.34% for Selected International Fund. A discussion regarding the basis for the approval of the Funds’ investment advisory and service agreements by the Funds’ Board of Directors is contained in the Funds’ most recent semi-annual Financial Statements & Other Information.
Davis Selected Advisers–NY, Inc. serves as the sub-adviser for each of the Selected Funds. Davis Selected Advisers–NY, Inc.’s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc. provides investment management and research services for Selected Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.’s fee is paid by Davis Advisors, not Selected Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Selected Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources and other factors. Subject to best price and execution, Davis Advisors may place orders for Selected Funds’ portfolio transactions with broker-dealers who have sold shares of Selected Funds. However, when Davis Advisors places orders for Selected Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Selected Funds. In placing orders for Selected Funds’ portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three fiscal years, the Funds paid the following brokerage commissions:
Fiscal Year-Ended December 31,	2024	2023	2022
Selected American Shares
Brokerage commissions paid	$287,571	$155,797	$191,122
Brokerage as a percentage of average net assets	0.02%	0.01%	0.01%
Selected International Fund
Brokerage commissions paid	$24,390	$9,798	$9,801
Brokerage as a percentage of average net assets	0.05%	0.02%	0.02%
Portfolio Managers
Selected American Shares
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Christopher Davis has served as a Portfolio Manager of Selected American Shares since December 1994 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and Portfolio Manager for Davis Advisors since September 1989.

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Danton Goei has served as a Portfolio Manager of Selected American Shares since January 2014 and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst in November 1998.

Selected International Fund
Danton Goei is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ research analysts, subject to review by the Fund’s Portfolio Manager.
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Danton Goei has served as a Portfolio Manager of Selected International Fund since December 2001 and he also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst in November 1998.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ investments in the Funds.
Certain Portfolio Managers may serve on the board(s) of public companies where they, from time to time, may have access to material, non-public information (“MNPI”). Davis Advisors has instituted policies and procedures to ensure that these Portfolio Managers will not be able to utilize MNPI for their own benefit or for any of the accounts they manage.
Shareholder Information
Procedures and Shareholder Rights Are Described by Current Prospectus and Other Disclosure Documents
Investors should look to the most recent prospectus and SAI, as amended or supplemented from time to time, for information concerning the Funds, including information on how to purchase and redeem Fund shares and how to contact the Funds. The most recent prospectus and SAI (including any supplements or amendments thereto) will be on file with the Securities and Exchange Commission as part of the Funds’ registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Funds.
How Your Shares Are Valued
Once you open your Selected Fund account, you may purchase or sell shares at the net asset value (“NAV”) next determined after Selected Funds’ transfer agent or other “qualified financial intermediary” (a financial institution that has entered into a contract with Davis Advisors or its affiliates to offer, sell and redeem shares of the Funds) receives your request to purchase or sell shares in “good order.” A request is in good order when all documents which are required to constitute a legal purchase or sale of shares have been received by Selected Funds’ transfer agent or other qualified financial intermediary (as defined above). The documents required to achieve good order vary depending upon a number of factors (are shares held in a joint account or a corporate account, has the account had a recent address change, etc.). Contact your financial adviser or Selected Funds if you have questions about what documents will be required.
If your purchase or sale order is received in good order prior to the close of trading on the New York Stock Exchange (“NYSE”), your transaction will be executed that day at that day’s NAV. If your purchase or sale order is received in good order after the close of the NYSE, your transaction will be processed the next business day at that next day’s NAV. Selected Funds calculate the NAV of each class of shares issued by the Funds as of the close of trading on the NYSE, normally 4:00 p.m., Eastern time, on each day when the NYSE is open. NYSE holidays currently include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
The NAV of each class of shares is determined by taking the value of the class of shares’ total assets, subtracting the class of shares’ liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class of shares. Since the equity funds invest in securities that may trade in foreign markets on days other than when Selected Funds calculate their NAVs, the value of the Funds’ portfolio may change on days that shareholders will not be able to purchase or redeem shares in the Funds.
If you have access to the Internet, you can also check the NAV on the Funds’ website, www.selectedfunds.com.
Valuation of Portfolio Securities
The Board of Directors of the Selected Funds has delegated the determination of fair value of securities to Davis Selected Advisers, L.P. The Adviser has implemented policies and procedures that govern the pricing of securities for the Selected Funds, as discussed below:
Selected Funds value securities for which market quotations are readily available at current value. Short-term investments purchased within 60 days to maturity and of sufficient credit quality are valued at amortized cost, which approximates fair value. Securities listed on the NYSE, NASDAQ, and other national exchanges are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued.
Securities, including illiquid or restricted securities, for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotations. The Board of Directors reviews and discusses with management a summary of fair valued securities in quarterly board meetings.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time when a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
The Fund may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Fund generally does not recognize a gain on contingencies until such payment is certain, which in most cases is when it receives payment.
To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
Fixed income securities may be valued at prices supplied by Selected Funds’ pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government bonds, corporate bonds, asset-backed bonds, convertible securities, and high-yield or junk bonds are normally valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institutional trading in similar groups of securities, developments related to special securities, dividend rate, maturity, and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Adviser will arrive at its own fair valuation using its fair value procedures.
Portfolio Holdings
A description of Selected Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.
The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Financial Statements) and N-PORT Part F are available, without charge, upon request, by calling 1-800-243-1575, on the Funds’ website at selectedfunds.com/resources/regulatory-documents, and on the SEC’s website at www.sec.gov. Lists of the Funds’ month-end and quarter-end holdings are also available at www.selectedfunds.com. They become available on or about the 10th day following each respective time period and remain available on the website until the list is updated for the subsequent period.
How Selected Funds Pay Earnings
There are two ways you can receive payments from the Selected Fund you invest in:
•	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.
•	Capital Gains. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.
If you would like information about when a particular Selected Fund pays dividends and distributes capital gains, please call 1‑800‑243‑1575. Unless you choose otherwise, Selected Funds will automatically reinvest your dividends and capital gains in additional Fund shares.
You can request to have your dividends and capital gains paid to you by check or deposited directly into your bank account. Dividends and capital gains of $50 or less will not be sent by check but will be reinvested in additional Fund shares.
Selected Funds also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains from one Selected Fund reinvested in shares of another Selected Fund.
You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Selected Funds Application Form, or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or if you did not certify your Taxpayer Identification Number, the IRS requires the Selected Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.
How to Put Your Dividends and Capital Gains to Work
You can have all of your dividends and capital gains automatically invested in the same Fund or the same share class of any other Selected Fund. To be eligible for the Dividend Diversification Program, all accounts involved must be registered under the same name and same class of shares and have a minimum initial value of $1,000 for Class S shares or $10,000 for Class D shares. Shares are purchased at the chosen Fund’s net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program at any time. To participate in this program, fill out the “Distribution Options” section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.
Dividends and Distributions
◾	Selected American Shares ordinarily distributes its dividends and capital gains, if any, in June and December.
◾	Selected International Fund ordinarily distributes its dividends and capital gains, if any, in December.
◾	When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.
◾
You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Selected Fund or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

◾
If a dividend or capital gain distribution is for an amount less than $50, the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the Fund.

◾
If a dividend or capital gain distribution check remains uncashed for four months or is undeliverable by the United States Postal Service, the Fund may reinvest the dividend or capital gain distribution in additional shares of the Fund promptly after making this determination, and future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

Federal Income Taxes
Taxes on Distributions
Distributions you receive from the Funds may be subject to income tax and may also be subject to state or local taxes, unless you are exempt from taxation. Shareholders that are investing through a taxable account should consider the embedded gains or losses of a Fund. For example, a new shareholder could be subject to taxes on a distribution they receive from a Fund that was earned when they were not a shareholder. It is important to note that investors are only taxed on their own economic income over the life of the investment. The embedded gains or losses for a Fund are disclosed in the most recent annual and semi-annual report.
For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The Funds’ distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.
Selected Funds will send you a statement each year showing the tax status of your Fund distributions.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, and the price you receive when you sell them.
More information concerning federal taxes is available in the SAI. Davis Advisors recommends that you consult with a tax adviser about dividends and capital gains that you may receive from Selected Funds.
Fees and Expenses of the Funds
Each Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Funds, including compensation, research costs, corporate overhead expenses and related expenses. The difference in the fee structure between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.
12b-1 Fees
Selected Funds offer two classes of shares. Class S shares have adopted Plans of Distribution, or “12b-1 Plans,” which provide revenue to help sell and distribute the shares. This revenue may be used to pay for the services of financial planners, mutual fund supermarkets and other distribution activities. Class S shares pay up to 0.25% of their average annual net assets for these services and activities. Class D shares do not pay 12b-1 fees, and thus have a lower expense ratio, which will result in higher investment returns over time.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Funds.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly. Instead, operating costs are deducted before the Fund’s NAV is calculated and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
Broker-dealers and other financial intermediaries (“Qualifying dealers”) may charge Davis Distributors, LLC (the “Distributor”) or the Adviser substantial fees for selling Selected Funds’ shares and providing continuing support to shareholders. The fees charged by Qualifying dealers may include, but are not limited to: (1) distribution and service fees from the Funds’ 12b-1 distribution plans; (2) recordkeeping fees from the Funds for providing recordkeeping services to investors who hold Selected Funds shares through dealer-controlled omnibus accounts; and (3) other fees, described below, paid by Davis Advisors, or the Distributor from their own resources.
Qualifying dealers may, as a condition to distributing shares of the Selected Funds, request that the Distributor, or the Adviser, pay or reimburse the Qualifying dealer for: (1) marketing support payments, including business planning assistance, client servicing and data analytics, educating personnel about Selected Funds and shareholder financial planning needs, placement on the Qualifying dealer’s list of offered funds and access to sales meetings, sales representatives and management representatives of the Qualifying dealer; and (2) financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. These additional fees are sometimes referred to as “revenue sharing” payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer’s sales and assets and the quality of the dealer’s relationship with the Distributor. Fees are generally based on the value of shares of the Fund held by the Qualifying dealer or financial institution for its customers or based on sales of Fund shares by the dealer or financial institution, or a combination thereof. In some cases, the charges or fees may be a negotiated lump sum payment. Davis Advisors may use its profits from the advisory fee it receives from the Funds to pay some or all of these fees.
Some Qualifying dealers may also choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on a Qualifying dealer’s preferred list of funds or otherwise associated with the Qualifying dealer’s marketing and other support activities. The foregoing arrangements may create an incentive for the Qualifying dealers, brokers or other financial institutions, as well as their registered representatives, to sell the Selected Funds rather than other funds.
In 2024, the Distributor, or the Adviser, was charged additional fees by the Qualifying dealers listed below. The Distributor or the Adviser paid these fees from its own resources. These Qualifying dealers may provide the Selected Funds enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend the Selected Funds rather than other funds. Qualifying dealers may be added or deleted at any time.
American Enterprise Investment Services; Charles Schwab & Co., Inc.; Fidelity Brokerage Services, LLC; Fidelity Investments Institutional Services Company, Inc.; Great West Equities, Inc.; Marshall & Ilsley Trust Company; Matrix Settlement (MSCS); Merrill Lynch; Morgan Stanley Smith Barney, LLC; Nationwide Financial Services, Inc.; Pershing, LLC; Raymond James & Associates, Inc.; UBS Financial Services, Inc.; Vanguard Group, Inc.; Vanguard Marketing Group; and Wells Fargo Advisors, LLC.
In addition, the Distributor may, from time–to-time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Selected Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of Selected Funds during specified periods of time.
Although Selected Funds may use brokers who sell shares of the Funds to execute portfolio transactions, the Funds do not consider the sale of Fund shares as a factor when selecting brokers to execute portfolio transactions.
Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.
Due Diligence Meetings. The Distributor routinely sponsors due diligence meetings for registered representatives, during which they receive updates on various Selected Funds and are afforded the opportunity to speak with the Funds’ Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Selected Funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Distributor.
Seminars and Educational Meetings. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor’s policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.
Recordkeeping Fees. Certain Qualifying dealers have chosen to maintain “omnibus accounts” with Selected Funds. In an omnibus account, the Fund maintains a single account in the name of the Qualifying dealer and the dealer maintains all of its clients’ individual shareholder accounts. Likewise, for many retirement plans, a third-party administrator may open an omnibus account with Selected Funds and the administrator will then maintain all of the participant accounts. Davis Advisors, on behalf of the Funds, enters into agreements whereby the Funds are charged by the Qualifying dealer or administrator for such recordkeeping services.
Recordkeeping services typically include: (1) establishing and maintaining shareholder accounts and records; (2) recording shareholder account balances and changes thereto; (3) arranging for the wiring of funds; (4) providing statements to shareholders; (5) furnishing proxy materials, periodic Selected Funds reports, prospectuses, and other communications to shareholders as required; (6) transmitting shareholder transaction information; and (7) providing information in order to assist Selected Funds in their compliance with state securities laws. Each Selected Fund typically would be paying these shareholder servicing fees directly if a Qualifying dealer did not hold all customer accounts in a single omnibus account with each Selected Fund.
Other Compensation. The Distributor may, from its own resources and not from the Funds’, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC), or any self-regulatory agency such as the Financial Industry Regulatory Authority (FINRA).
How to Choose a Share Class
Before you buy shares in any Selected Fund, you need to decide which class of shares best suits your needs. Selected Funds offers two classes of shares: S and D. Each Class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structure between the Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class.
Class S Shares
Class S shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket or other financial intermediary. Class S shares have adopted Plans of Distribution, or “12b-1 Plans,” which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets and other distribution activities. Class S shares pay up to 0.25% of their average annual net assets for these services and activities. You must invest a minimum of $1,000 in a single Fund to open an account in Class S shares.
Class D Shares
Class D shares may be appropriate if you intend to make your own investment decisions and will invest directly with Selected Funds. Class D shares do not pay 12b-1 fees, and thus have a lower expense ratio, which will result in higher investment returns over time. You must invest a minimum of $10,000 in a single Fund to open an account in Class D shares.
Converting from Class S to Class D shares. If your Class S shares account is held directly with the Selected Funds’ distributor or with a financial intermediary that does not require 12b-1 fees to pay for its services, and if the current value of your account in a single Fund is at least $10,000, you may elect to convert that account from Class S to Class D shares at relative net asset value. Because the net asset value per share of the Class D shares may be higher or lower than that of the Class S shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class D shares than the number of Class S shares converted. A conversion from Class S to Class D shares of the same Fund is not a taxable transaction. You may convert from Class S to Class D shares by calling Investor Services at 1‑800‑243‑1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
If the value of your Class D shares account declines to less than $10,000 due to a redemption or exchange, your Class D shares will be converted into Class S shares at relative net asset value. Although the dollar value will be the same, a shareholder may receive more or less Class S shares than the number of Class D shares converted. See “Involuntary Redemption or Conversion” in this prospectus.
If you have any additional questions about choosing a share class, please call the Fund, toll free, at 1‑800‑243‑1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. If you still are not sure about which class is best for you, contact your financial adviser.
How to Open an Account
To open an account with Selected Funds you must meet the initial minimum investment for each Fund you choose to invest in. For each Class S share account, you must invest at least $1,000. For each Class D share account, you must invest at least $10,000.
At the Distributor’s discretion, the minimum may be waived for an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Distributor may lower or waive the minimum initial investment for certain categories of investors at its discretion.
To Open an Account
Mail
Complete and sign the Application Form and mail it to the Selected Funds. Include a check made payable to Selected Funds. All purchases by check should be in U.S. dollars. Selected Funds will not accept third-party checks, starter checks, traveler’s checks or money orders.

Regular mail Selected Funds P.O. Box 219662 Kansas City, MO 64121-9662	Express shipping Selected Funds 801 Pennsylvania Ave Suite 219662 Kansas City, MO 64105-1307
Dealer
You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

Anti-Money Laundering Compliance
Selected Funds and the Distributor are required to comply with various anti-money laundering laws and regulations and have appointed an anti-money laundering compliance officer. Consequently, Selected Funds or the Distributor, may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, Selected Funds may not be able to open your account. If at any time Selected Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, Selected Funds and the Distributor may choose not to establish a new account or may be required to “freeze” a shareholder’s account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit Selected Funds or the Distributor to inform the shareholder that it has taken the actions described above.
Retirement Plan Accounts
You can invest in Selected Funds using any of these types of retirement plan accounts:
◾	IRAs
◾	Roth IRAs
◾	SIMPLE IRAs
◾	Simplified Employee Pension (SEP) IRAs
◾	Coverdell Education Savings Accounts
UMB Bank acts as custodian for these retirement plans and charges each participant a $15 custodial fee each year per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. This custodial fee is automatically deducted from each account in December, unless you elect to pay the fee directly. Checks for the custodial fee should be made payable to UMB Bank. If an account is closed before this fee is paid, it will be deducted from the proceeds at the time of the redemption. To open a retirement plan account, you must fill out a Retirement Account Application Form. You can request this form by calling Investor Services or by visiting Selected Funds’ website, www.selectedfunds.com. If you do not list a financial advisor and their brokerage firm on the account application, the Distributor may be designated as the broker of record solely for purposes of acting as your agent to purchase or redeem shares. The Distributor and its employees do not provide recommendations on these accounts or any other account where the Distributor is listed as the broker of record.
How to Buy, Sell, and Exchange Shares
Once you have established an account with Selected Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Selected Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges that will apply to the transaction.
Right to Reject or Restrict any Purchase or Exchange Order
Purchases and exchanges should be made for long-term investment purposes only. Selected Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason prior to the end of the first business day after the date that a purchase or exchange order was processed. Selected Funds or the Distributor may “reject” a current purchase order or “restrict” an investor from placing future purchase orders. Selected Funds and the Distributor will not reject or restrict a redemption order without adequate reason, including but not limited to allowing a purchase check to clear, a court order, etc. Exchanges involve both a redemption and a purchase, only the purchase side of the exchange may be rejected or restricted. Selected Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that Selected Funds or the Distributor have determined may involve actual or potential harm to a Fund may be rejected.
Ways to Buy, Sell and Exchange Shares
Telephone
Call 1‑800‑243‑1575. You can speak directly with an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time or use the Fund’s automated telephone system at any time, day or night.

Online	You may initiate most account transactions through online account access on the Fund’s website, www.selectedfunds.com. Please note that certain account types may be restricted from online access.
Mail	Send the request to the Selected Funds at either address listed below.
Regular mail Selected Funds P.O. Box 219662 Kansas City, MO 64121-9662	Express shipping Selected Funds 801 Pennsylvania Ave Suite 219662 Kansas City, MO 64105-1307
Dealer	Contact a dealer who will execute the transaction through the Distributor. Please note that your dealer may charge service fees or commissions for these transactions.
Wire	You may wire federal funds directly to the Fund’s service provider, State Street Bank and Trust Company.
The Selected Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Selected Funds by State Street Bank and Trust Company. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from Selected Funds. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly.
When Your Transactions Are Processed
Purchases, sales and exchanges will be processed at 4 p.m. Eastern time after Selected Funds’ transfer agent or other qualified financial intermediary receives your request to purchase or sell shares in good order, including all documents that are required to constitute a legal purchase, sale or exchange of shares.
Buying More Shares
You may buy more shares at any time, by mail, through a dealer, by telephone, through online account access, or by wire. The minimum additional purchase amount for both share classes is $25.
•	Mail. When you purchase shares by mail:
◾	Make the check payable to Selected Funds.
◾
If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check stating the name of the Fund, the class of shares you wish to buy, and your account number.

Dealer. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.
Telephone. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. Call 1‑800‑243‑1575 to use the Funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Online Account Access. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
Wire. You may wire federal funds directly to the Funds’ service provider, State Street Bank and Trust Company. To ensure that the purchase is credited properly, follow these wire instructions:
State Street Bank and Trust Company
Boston, MA 02210
Attn: Mutual Fund Services
[Name of Selected Fund and Class of shares that you are buying]
Shareholder Name
Shareholder Account Number
Federal Routing Number: 011000028
DDA Number: 9905-325-8
Inactive Accounts
If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property in accordance with specific state law. NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.
If a check remains uncashed for four months or is undeliverable by the United States Postal Service, the Fund may reinvest the proceeds in additional shares of the Fund.
Making Automatic Investments
An easy way to increase your investment in any Selected Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 for Class S shares or $10,000 for Class D shares must be met prior to establishing an automatic investment plan.
Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House (ACH) system. Each debit should be reflected on your next bank statement.
To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form or complete an Account Service Form. You can modify your Automatic Investment Plan at any time by calling Investor Services.
Selling Shares
You may sell back all or part of your shares in any Selected Fund in which you invest (also known as redeeming your shares) on any day that the Funds are open at net asset value. You can sell the shares by mail, through a dealer, by telephone, or through online account access. The Funds typically expect to pay redemption proceeds one business day following receipt and acceptance of a proper redemption request. However, in some cases, payment from the Fund may take longer than one business day and may take up to seven days as is generally permitted by the Investment Company Act of 1940, as amended. The Fund may, under limited circumstances, be permitted to pay redemption proceeds beyond seven days following receipt and acceptance of a proper redemption request. You may redeem shares on any day that the Funds are open. If you recently purchased shares and subsequently request a redemption of those shares, redemption proceeds may be withheld until a sufficient period of time has passed to reasonably ensure that all checks or drafts (including certified or cashier’s checks) have cleared, normally not exceeding fifteen calendar days from the purchase date.
Under normal conditions, the Funds typically expect to meet shareholder redemption requests by using available cash (or cash equivalents) or by selling portfolio securities. The Funds may use additional methods to meet shareholder redemption requests, if they become necessary. These methods may be used during both normal and stressed market conditions. These methods may include, but are not limited to, the use of overdraft protection afforded by the Funds’ custodian bank or borrowing from a line of credit.
In addition to paying redemption proceeds in cash, the Funds reserve the right to pay part or all of your redemption proceeds with Fund securities or other Fund assets instead of cash (in-kind redemption). On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the Funds pay your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.
•	Mail. All registered shareholders must sign the request.
◾	A Medallion Signature Guarantee is required if the redemption request is:
-	For a check greater than $100,000;
-	Made payable to someone other than the registered shareholder(s);
-	Sent to an address other than to the address of record or to an address of record that has been changed in the last 30 days; or
-	To a bank account not on record.
•	Dealer. When you sell shares through a dealer, you may be charged service fees or commissions for these transactions.
•	Telephone. Call 1‑800‑243‑1575 to use the Fund’s automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
◾	Redemptions by check:
-	Are limited to $100,000;
-	Must be mailed to the address of record that has been on the account for at least 30 days; and
-	Must be made payable to the registered shareholder.
◾	Redemptions via wire or ACH can only be sent to an eligible bank currently on the account.
•	Online Account Access. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
◾	Redemptions by check:
-	Are limited to $100,000;
-	Must be mailed to the address of record that has been on the account for at least 30 days; and
-	Must be made payable to the registered shareholder.
◾	Redemptions via wire or ACH can only be sent to an eligible bank currently on the account.
Unless you decide not to have telephone, fax, or internet services on your account(s), you agree to hold the Fund, Selected Funds, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney’s fees) that may be incurred in connection with the exercise of these privileges when Selected Funds, acting in good faith, has complied with instructions that are believed to be genuine. The Funds use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.
What You Need to Know Before You Sell Your Shares
◾	You will always receive cash for sales that total less than $250,000 or one percent of a Fund’s net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities.
◾
In certain circumstances, such as the death of a shareholder or acting as power of attorney, additional documentation may be required. Please contact Investor Services at 1‑800‑243‑1575 to determine if your situation requires such documentation.

◾
In the past, Selected Funds issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to Selected Funds, accompanied by a letter of instruction signed by the owner(s). A sale may produce a gain or loss. Gains may be subject to tax.

◾	The SEC may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
Medallion Signature Guarantee
To protect you and Selected Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the Medallion Signature Guarantee Program. No other form of signature verification will be accepted.
Stock Power
This is a letter of instruction signed by the owner of Fund shares that gives State Street Bank and Trust Company permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures Medallion-guaranteed.
Involuntary Redemption or Conversion
If your Class S share fund/account balance declines to less than $1,000 in any fund as a result of a redemption, exchange or transfer, the Fund will redeem your remaining shares in the Fund at net asset value. You will be notified before your account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to at least $1,000 within 30 days.
If your Class D share fund/account balance declines to less than $10,000 as a result of a redemption, exchange or transfer, the fund will convert your remaining shares to Class S at relative net asset value. You will be notified before your account is involuntarily converted. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being converted upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily converted unless the account balance is increased to at least $10,000 within 30 days.
Systematic Withdrawal Plan
You can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional fund shares at around the same time that you make a withdrawal, you may have to pay taxes. When you participate in this plan shares are sold so that you will receive payment by one of three methods:
◾	You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.
◾
You may also choose to receive funds by ACH by completing an Account Service Form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, please complete an Account Service Form and have your signature Medallion-guaranteed.

◾
You may have funds sent by check to a third-party at an address other than the address of record. In order to do so, you must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a Medallion Signature Guarantee.

You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.
Wiring Sale Proceeds to Your Bank Account
You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale. Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the “Banking Instructions” section on the Account Application Form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a Medallion Signature Guarantee and a voided check.
Exchanging Shares
You can sell shares of any Selected Fund to buy shares in the same class of any other Selected Fund. This is known as an exchange. You can only exchange shares from your account within the same class and under the same registration. You can exchange shares by mail, through a dealer, by telephone or online account access. For Class S shares, the initial exchange must be for at least $1,000. For Class D shares, the initial exchange must be for at least $10,000. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern time.
You may exchange shares in any of the following ways:
Mail. All registered shareholders must sign the request.
Dealer. When you exchange shares through a dealer, you may be charged service fees or commissions for these transactions.
Telephone. Call 1‑800‑243‑1575 to use the Funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Online Account Access. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
In the past, the Selected Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to Selected Funds, accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see “What You Need to Know Before You Sell Your Shares” in this prospectus for restrictions that might apply to this type of transaction.
Before you decide to make an exchange, you must obtain the current prospectus of the desired Selected Fund. For federal income tax purposes, exchanges between Selected Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.
Automatic Exchange Program
You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $1,000 for Class S shares or $10,000 for Class D shares. Please see “How to Open an Account” for details. You must exchange at least $25 for both Class S shares or Class D shares to participate in this program. To sign up for this program you may contact Investor Services.
Frequent Purchases and Redemptions of Fund Shares
Selected Funds discourage short-term or excessive trading, do not accommodate short-term or excessive trading, and, if detected, intend to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
The Selected Funds’ Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of Fund shares. Under the 30-day restriction, any shareholder redeeming shares from an equity fund will be precluded from investing in the same equity fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Transactions that are part of a systematic plan are excluded from this restriction. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations that are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by Selected Funds but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in Selected Funds through those financial intermediaries. To the extent reasonably feasible, the Funds’ market timing procedures apply to all shareholder accounts and neither Selected Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either Selected Funds’ or a financial intermediary’s market-timing procedures, as applicable.
Selected Funds receive purchase, exchange and redemption orders from many financial intermediaries that maintain omnibus accounts with the Funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. If Selected Funds or the Distributor discovers evidence of material excessive trading in an omnibus account they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Selected Funds will successfully prevent all instances of market timing.
If the Selected Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the Funds’ written guidelines. In applying this policy, Selected Funds reserves the right to consider the trading of multiple accounts under common ownership, control, or influence to be trading out of a single account.
Telephone Transactions
A benefit of investing through Selected Funds is that you can use the Funds’ automated telephone system to buy, sell, or exchange shares by calling 1‑800‑243‑1575. IRA shares cannot be sold through the automated telephone system. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form or contact Investor Services.
When you call Selected Funds, you can perform a transaction in one of two ways:
◾	Speak directly with an Investor Services Professional during business hours (9 a.m. to 6 p.m. Eastern time).
◾	You can use Selected Funds’ automated telephone system, 24 hours a day, seven days a week.
When you buy, sell or exchange shares by telephone instruction, you agree that Selected Funds are not liable for following telephone instructions believed to be genuine (that is, believed to be directed by the account holder, registered representative or authorized trader whose name is on file). The Funds use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.
Be aware that during unusual market conditions, Selected Funds may not be able to accept all requests by telephone.
Internet Transactions
You can use the Funds’ website, www.selectedfunds.com, to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell, or exchange shares online. You may also elect to receive the summary prospectus, account statements, and annual and semi-annual reports electronically, in lieu of paper form, by enrolling in eConsent on the Funds’ website. Please review the Funds’ website for more complete information.
To access your accounts, you must establish a unique and confidential User ID and Password. To create your User ID and Password, you will need: (1) the name of the Fund(s) in which you are invested, (2) your account number, (3) the last four digits of your Social Security Number, and (4) either a cell phone or email for satisfying the two-factor authentication. Your User ID and Password will be required each time you access your Selected account online.
When you buy, sell or exchange shares over the Internet, you agree that Selected Funds are not liable for following instructions believed to be genuine (that is, believed to be, directed by the account holder or registered representative on file). The Funds use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.
Householding
The Fund may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of these items to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you have a direct account with the Fund and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Selected Funds by phone at 1‑800‑243‑1575. Your instructions will become effective within 30 days of your notice to the Fund.
Privacy Notice
While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.
Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years ended December 31, 2024. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

SELECTED FUNDS
The following financial information represents selected data for each share of capital stock outstanding throughout each period:
		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Year ended December 31, 2024	$38.22	$0.34	$6.49	$6.83
Year ended December 31, 2023	$31.31	$0.31	$9.55	$9.86
Year ended December 31, 2022	$42.34	$0.25	$(8.82)	$(8.57)
Year ended December 31, 2021	$40.41	$0.08	$7.16	$7.24
Year ended December 31, 2020	$37.22	$0.14	$4.17	$4.31
Selected American Shares Class D:
Year ended December 31, 2024	$38.32	$0.47	$6.52	$6.99
Year ended December 31, 2023	$31.38	$0.42	$9.58	$10.00
Year ended December 31, 2022	$42.45	$0.37	$(8.87)	$(8.50)
Year ended December 31, 2021	$40.50	$0.23	$7.18	$7.41
Year ended December 31, 2020	$37.29	$0.24	$4.20	$4.44
Selected International Fund Class S:
Year ended December 31, 2024	$10.28	$0.26	$1.85	$2.11
Year ended December 31, 2023	$10.07	$0.17	$0.20	$0.37
Year ended December 31, 2022	$11.52	$0.13	$(1.28)	$(1.15)
Year ended December 31, 2021	$14.92	$0.06	$(3.33)	$(3.27)
Year ended December 31, 2020	$12.56	$(0.03)	$2.64	$2.61
Selected International Fund Class D:
Year ended December 31, 2024	$10.34	$0.30	$1.85	$2.15
Year ended December 31, 2023	$10.13	$0.19	$0.21	$0.40
Year ended December 31, 2022	$11.58	$0.16	$(1.28)	$(1.12)
Year ended December 31, 2021	$15.00	$0.09	$(3.34)	$(3.25)
Year ended December 31, 2020	$12.62	$(0.01)	$2.66	$2.65
a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

Financial Highlights
Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]
$(0.35)	$(7.23)	$–	$(7.58)	$37.47	17.73%	$435	0.98%	0.98%	0.82%	19%
$(0.33)	$(2.62)	$–	$(2.95)	$38.22	32.33%	$435	0.99%	0.99%	0.87%	9%
$(0.29)	$(2.17)	$–	$(2.46)	$31.31	(20.27)%	$382	0.99%	0.99%	0.72%	8%
$(0.07)	$(5.24)	$–	$(5.31)	$42.34	17.72%	$560	0.98%	0.98%	0.18%	20%
$(0.15)	$(0.97)	$–	$(1.12)	$40.41	11.61%	$553	0.98%	0.98%	0.39%	12%
$(0.48)	$(7.23)	$–	$(7.71)	$37.60	18.13%	$1,307	0.66%	0.66%	1.14%	19%
$(0.44)	$(2.62)	$–	$(3.06)	$38.32	32.76%	$1,240	0.67%	0.67%	1.19%	9%
$(0.40)	$(2.17)	$–	$(2.57)	$31.38	(20.04)%	$1,022	0.67%	0.67%	1.04%	8%
$(0.22)	$(5.24)	$–	$(5.46)	$42.45	18.10%	$1,422	0.67%	0.67%	0.49%	20%
$(0.26)	$(0.97)	$–	$(1.23)	$40.50	11.95%	$1,282	0.67%	0.67%	0.70%	12%
$(0.34)	$(0.31)	$–	$(0.65)	$11.74	20.19%	$4	1.70%	1.00%	2.35%	30%
$(0.16)	$–	$–	$(0.16)	$10.28	3.74%	$5	1.64%	1.05%	1.59%	9%
$(0.04)	$(0.26)	$–	$(0.30)	$10.07	(10.01)%	$5	1.70%	1.05%	1.32%	5%
$(0.13)	$–	$–	$(0.13)	$11.52	(21.94)%	$7	1.37%	1.05%	0.39%	22%
$(0.03)	$(0.22)	$–	$(0.25)	$14.92	20.77%	$14	1.44%	1.11%	(0.28)%	23%
$(0.37)	$(0.31)	$–	$(0.68)	$11.81	20.46%	$46	0.97%	0.75%	2.60%	30%
$(0.19)	$–	$–	$(0.19)	$10.34	4.00%	$42	0.97%	0.80%	1.84%	9%
$(0.07)	$(0.26)	$–	$(0.33)	$10.13	(9.74)%	$42	1.00%	0.80%	1.57%	5%
$(0.17)	$–	$–	$(0.17)	$11.58	(21.72)%	$53	0.90%	0.80%	0.64%	22%
$(0.05)	$(0.22)	$–	$(0.27)	$15.00	21.08%	$70	0.89%	0.87%	(0.04)%	23%
c	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.
d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the fair value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Obtaining Additional Information
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The SAI provides more detailed information about the Funds and their management and operations. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
The Funds’ SAI and annual report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.
The Funds’ SAI, annual and semi-annual reports to shareholders, and other information such as Fund financial statements are available, without charge, upon request:
By Telephone: Call the Funds toll-free at 1‑800‑243‑1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail: Write to Selected Funds, P.O. Box 219662, Kansas City, MO 64121-9662
On the Internet: selectedfunds.com/resources/regulatory-documents
From the SEC: Reports and other information about the Funds are also available on the EDGAR database on the SEC website (www.sec.gov). Additional copies of the registration statement can be obtained, for a duplicating fee by sending an electronic request to publicinfo@sec.gov.
Investment Company Act File Numbers:
Selected American Shares, Inc. 811-00051
Selected International Fund, Inc. 811-01533

Davis Global Fund
Davis International Fund
Authorized series of Davis New York Venture Fund, Inc.
Supplement dated June 23, 2025 to the Prospectus dated March 1, 2025

Effective June 23, 2025, the following regarding Wells Fargo Advisors is added to Appendix A: Intermediary- Specific Sales Charge Waivers and Discounts:

WELLS FARGO ADVISORS FINANCIAL NETWORK, LLC (COLLECTIVELY, “WELLS FARGO ADVISORS”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective October 1, 2025, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

▪ Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
▪ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

▪ Shares purchased through a rollover from another 529 plan.
▪ Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
▪ Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

▪ Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

▪ Effective October 1, 2025, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
▪ Effective October 1, 2025, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
▪ Gifts of shares will not be considered when determining breakpoint discounts.

Davis Global Fund
Davis International Fund
Prospectus
March 1, 2025
	Class A	Class C	Class Y
Davis Global Fund	DGFAX	DGFCX	DGFYX
Davis International Fund	DILAX	DILCX	DILYX
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds’ investment adviser or the Funds’ distributor.
This prospectus does not constitute an offer by the Funds or by the Funds’ distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer.

Davis Global Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial intermediary and in “How to Choose a Share Class” on page 21 of the Fund’s prospectus and “Selecting the Appropriate Class of Shares” on page 35 of the Fund’s statement of additional information. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the prospectus based on information provided by the financial intermediary.
Shareholder Fees (fees paid directly from your investment)	Class A shares	Class C shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	0.50%*	1.00%†	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None	None
*	Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
†	Only applies in the first year after purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares	Class C shares	Class Y shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.22%	1.00%	0.00%
Other Expenses	0.18%	0.21%	0.16%
Total Annual Fund Operating Expenses	0.95%	1.76%	0.71%
Less Fee Waiver or Expense Reimbursement*	0.00%	0.00%	0.00%
Net Expenses	0.95%	1.76%	0.71%
*
The Adviser (as defined below) is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.05%; Class C shares, 1.80%; Class Y shares, 0.80%). For purposes of these expense caps, operating expenses do not include foreign tax reclaim filing expenses. The Adviser is obligated to continue the expense cap through March 1, 2026. The expense cap cannot be modified prior to this date without the consent of the Board of Directors. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you redeem your shares in:				If you did not redeem your shares in:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$567	$763	$976	$1,586	$567	$763	$976	$1,586
Class C shares	279	554	954	1,859	179	554	954	1,859
Class Y shares	73	227	395	883	73	227	395	883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the Fund’s portfolio principally in common stocks (including indirect holdings of common stock through Depositary Receipts, as defined below) issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries. These non-U.S. company investments may include European Depositary Receipts (“EDRs”), American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs” and together with EDRs and ADRs, “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions, or for other purposes.
Principal Risks of Investing in Davis Global Fund
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.
Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure.
The Fund may invest in securities issued by variable interest entities (“VIEs”), which are subject to the investment risks associated with the underlying Chinese operating company. A VIE enters into service contracts and other contracts with the Chinese operating company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management, or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.
Depositary Receipts Risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
Exposure to Industry or Sector Risk. Subject to the Fund’s investment limitations, the Fund may have significant exposure to a particular industry or sector. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets, and financial resources than larger companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with the MSCI ACWI (All Country World Index), a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1‑800‑279‑0279.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.
Calendar Year Total Returns for Class A Shares (Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.)
Highest/Lowest quarterly results during the time period were: Highest 20.44% (quarter ended June 30, 2020) Lowest ‑21.01% (quarter ended March 31, 2020)

Average Annual Total Returns (For the periods ended December 31, 2024, with maximum sales charge)	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	16.87%	5.96%	7.71%
Class A shares return after taxes on distributions	13.88%	4.84%	6.72%
Class A shares return after taxes on distributions and sale of Fund shares	12.48%	4.64%	6.10%
Class C shares return before taxes	20.70%	6.13%	7.56%
Class Y shares return before taxes	23.03%	7.22%	8.49%
MSCI ACWI (All Country World Index) reflects no deduction for fees, expenses, or taxes	17.49%	10.05%	9.22%
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Manager. As of the date of this prospectus, the Portfolio Manager listed below manages a substantial majority of the Fund’s assets and is primarily responsible for the day-to-day management of the Fund’s portfolio.
Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Danton Goei	Since December 2004	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
	Class A and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000
Minimum Additional Investment	$25	$25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds, P.O. Box 219197, Kansas City, MO 64121‑9197, telephoning 1‑800‑279‑0279 or accessing Davis Funds’ website (www.davisfunds.com). Certain financial intermediaries may impose different restrictions than those shown above.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Davis International Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial intermediary and in “How to Choose a Share Class” on page 21 of the Fund’s prospectus and “Selecting the Appropriate Class of Shares” on page 35 of the Fund’s statement of additional information. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the prospectus based on information provided by the financial intermediary.
Shareholder Fees (fees paid directly from your investment)	Class A shares	Class C shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	0.50%*	1.00%†	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None	None
*	Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
†	Only applies in the first year after purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares	Class C shares	Class Y shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.19%	1.00%	0.00%
Other Expenses	0.43%	0.44%	0.27%
Total Annual Fund Operating Expenses	1.17%	1.99%	0.82%
Less Fee Waiver or Expense Reimbursement*	-0.04%	-0.11%	0.00%
Net Expenses	1.13%	1.88%	0.82%
*
The Adviser (as defined below) is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.05%; Class C shares, 1.80%; Class Y shares, 0.80%). For purposes of these expense caps, operating expenses do not include foreign tax reclaim filing expenses. The Adviser is obligated to continue the expense cap through March 1, 2026. The expense cap cannot be modified prior to this date without the consent of the Board of Directors. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you redeem your shares in:				If you did not redeem your shares in:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$585	$825	$1,084	$1,825	$585	$825	$1,084	$1,825
Class C shares	291	614	1,063	2,096	191	614	1,063	2,096
Class Y shares	84	262	455	1,014	84	262	455	1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the Fund’s portfolio principally in common stocks (including indirect holdings of common stock through Depositary Receipts, as defined below) issued by foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries. These non-U.S. company investments may include European Depositary Receipts (“EDRs”), American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs” and together with EDRs and ADRs, “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions, or for other purposes.
Principal Risks of Investing in Davis International Fund
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.
Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure.
The Fund may invest in securities issued by variable interest entities (“VIEs”), which are subject to the investment risks associated with the underlying Chinese operating company. A VIE enters into service contracts and other contracts with the Chinese operating company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management, or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.
Depositary Receipts Risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
Exposure to Industry or Sector Risk. Subject to the Fund’s investment limitations, the Fund may have significant exposure to a particular industry or sector. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid-and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets, and financial resources than larger companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with the MSCI ACWI (All Country World Index) ex US, a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1‑800‑279‑0279.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.
Calendar Year Total Returns for Class A Shares (Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.)
Highest/Lowest quarterly results during the time period were: Highest 22.38% (quarter ended December 31, 2022) Lowest ‑19.75% (quarter ended March 31, 2020)

Average Annual Total Returns (For the periods ended December 31, 2024, with maximum sales charge)	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	15.80%	0.62%	3.51%
Class A shares return after taxes on distributions	15.22%	0.43%	3.21%
Class A shares return after taxes on distributions and sale of Fund shares	9.79%	0.51%	2.78%
Class C shares return before taxes	19.57%	0.81%	3.27%
Class Y shares return before taxes	21.96%	1.89%	4.31%
MSCI ACWI (All Country World Index) ex US reflects no deduction for fees, expenses, or taxes	5.53%	4.10%	4.80%
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Manager. As of the date of this prospectus, the Portfolio Manager listed below manages a substantial majority of the Fund’s assets and is primarily responsible for the day-to-day management of the Fund’s portfolio.
Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Danton Goei	Since December 2006	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
	Class A and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000
Minimum Additional Investment	$25	$25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds, P.O. Box 219197 Kansas City, MO 64121‑9197, telephoning 1‑800‑279‑0279, or accessing Davis Funds’ website (www.davisfunds.com). Certain financial intermediaries may impose different restrictions than those shown above.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Investment Objectives, Principal Strategies, and Principal Risks
This prospectus contains important information about investing in the Funds. Please read this prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.davisfunds.com .
Investment Objectives
The investment objective of both Davis Global Fund (“DGF”) and Davis International Fund (“DIF”) (collectively, the “Funds”) is long-term growth of capital. The investment objectives of the Funds are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds’ prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days’ notice before the change in investment objective was implemented.
Principal Investment Strategies
The principal investment strategies and risks for the Funds are described in more detail above and below. The prospectus and statement of additional information (“SAI”) contain a number of investment strategies and risks that may be important to consider even though they are not principal investment strategies or principal risks for a Fund. The prospectus also contains disclosure that describes Davis Advisors’ process for determining when a Fund may pursue a non-principal investment strategy.
Principal Risks of Investing in the Funds
If you buy shares of a Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in a Fund to decline and which could prevent a Fund from achieving its stated investment objective.
China Risk – Generally. Investments in Chinese securities may subject the Funds to risks that are specific to China. China may be subject to significant amounts of instability including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects including, but not limited to, general development, level of government involvement, wealth distribution, and structure. The government of China has historically demonstrated its control over almost every sector of the Chinese economy through state ownership and/or administrative regulation. As an example, the Chinese government has taken certain actions that have influenced prices of goods, encouraged companies to invest in certain industries, induced mergers, and may take such actions or similar actions now or in the future. In addition, the Chinese government has taken actions which could materially impact the business operations of certain industries which could impact underlying holdings. U.S. and Chinese regulators have, and may in the future, impact the ability of Chinese companies to gain access to U.S. capital markets.
As of January 31, 2025, the Funds had significant exposure to shell companies with contractual arrangements with Variable Interest Entities (“VIEs”). For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as VIEs. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.
While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings, or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.
Chinese law prohibits investments by foreign investors in certain companies in certain industries. Certain industries that impact minors may be at a higher risk of regulatory action. The Chinese government placed new regulations on the companies related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a non-profit organization.
Common Stock Risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.
Depositary Receipts Risk. Securities of a foreign company may involve investing in Depositary Receipts, which include American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. These certificates, which may be sponsored or unsponsored, are issued by depositary banks and, generally, trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest, and corporate actions. Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. Depositary Receipts may trade at a discount or a premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. For example, Chinese securities may be subject to increased volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Settlements of trades may be subject to greater delays so that a Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations, it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.
Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries that are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or restrictions on foreign ownership of stocks of local companies.
As of December 31, 2024, the emerging market countries were: Bahrain, Bangladesh, Benin, Bermuda, Brazil, Burkina Faso, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Greece, Guinea-Bissau, Hungary, Iceland, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Latvia, Lithuania, Malaysia, Mali, Mauritius, Mexico, Morocco, Niger, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Saudi Arabia, Senegal, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Togo, Tunisia, Turkey, United Arab Emirates, and Vietnam. Additionally, certain countries that are not on this list may be included at Davis Advisor’s discretion.
Exposure to Industry or Sector Risk. Subject to a Fund’s investment limitations, a Fund may have significant exposure to a particular industry or sector. Such exposure may cause that Fund to be more impacted by risks related to and developments affecting the industry or sector and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified. The SAI contains additional discussion of the risks of exposure to certain industries or sectors. An industry weighting breakdown for each Fund can be found in the most recent annual or semi-annual report.
Fees and Expenses Risk. The Funds may not earn enough through income and capital appreciation to offset the operating expenses of the Funds. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Foreign Country Risk. Foreign companies may issue both equity and fixed income securities. A company may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given company. Factors that the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company’s securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company’s revenues or profits; and (4) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third-party service provider but may use a different country classification if the Adviser’s analysis of the four factors provided above, or other factors that the Adviser deems relevant, indicate that a different country classification is more appropriate. Foreign country risk can be more focused on factors concerning specific countries or geographic areas when a Fund’s holdings are more focused in these countries or geographic areas. The additional risk from certain countries or geographies is described in more detail in the SAI. See the schedule of investments in the most current shareholder report for the country classification of each holding.
The Funds invest a significant portion of their assets in securities issued by companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause a Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation. When a Fund invests in foreign securities, its operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Foreign Currency Risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when a Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline. A Fund may, but generally does not, hedge its currency risk.
Headline Risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause a Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving a Fund’s investment objective.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets, and financial resources than larger companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect a Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid-and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Shareholder Concentration Risk (Davis International Fund only). From time to time, a relatively large percentage (over 20%) of a Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may: (1) reduce the Fund’s liquidity, (2) increase the Fund’s transactions and transaction costs, (3) result in substantial capital gains distributions for shareholders, and (4) increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. As an example, U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political, and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs, and/or retaliatory tariffs, imposed by the U.S. and other countries. While COVID-19 is no longer a global pandemic as of 2023, the recovery from COVID-19 may last for a prolonged period of time. In addition, as a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war may continue to contribute to market volatility. Further, the Israel-Hamas war may lead to overall economic uncertainty and negative impacts on the global economy and major financial markets. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities, and the normal operations of securities exchanges and other markets. Continuing market volatility as a result of recent market conditions, U.S. political developments, or other events may have an adverse effect on the performance of the Funds.
The Funds’ shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Additional Information About Expenses, Fees and Performance
All Fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, Fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented. The fees and expense information is provided using the fee cap and expense waiver agreement in place through March 1, 2026.
Information Concerning the Example within the Fees and Expenses of the Fund
Class C shares’ expenses for the 10-year and life of Class periods include eight years of Class C shares’ expenses and Class A shares’ expenses thereafter since Class C shares automatically convert to Class A shares after eight years.
Information Concerning the Annual Total Returns for the Life of Class
(For the periods ended December 31, 2024, with maximum sales charge)
	DGF	DIF
Class A shares return before taxes	7.54%	2.46%
Class C shares return before taxes	7.36%	2.14%
Class Y shares return before taxes	5.73%	4.42%
Davis Global Fund. Average annual total returns for life are for the periods from the commencement of each class’s investment operations: Class A shares, 12/22/04; Class C shares, 12/22/04; and Class Y shares, 7/25/07.
Davis International Fund. Average annual total returns for life are for the periods from the commencement of each class’s investment operations: Class A shares, 12/29/06; Class C shares, 12/29/06; and Class Y shares, 12/31/09.
Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.
Information Concerning After-Tax Returns for Class A Shares
As of the date of this prospectus, the tax rates are 37% for ordinary income, 20% for qualified income, and 20% for long-term capital gains. An additional 3.8% tax imposed by the Affordable Care Act is included on all investment income as part of the highest marginal rate used in all after-tax performance calculations.
Non-Principal Investment Strategies and Risks
Davis Funds may implement investment strategies that are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by a Fund to achieve its investment objective. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving a Fund’s investment objectives and how the strategy affects the Fund’s potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of a Fund’s assets expected to be committed to the strategy, the amount of a Fund’s assets expected to be placed at risk by the strategy, and the likelihood of a Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments that constitute less than 5% to 10% of a Fund’s assets, depending upon their potential impact on the investment performance of the Fund.
While the Adviser expects to pursue the Funds’ investment objectives by implementing the principal investment strategies described in the Funds’ prospectus, the Funds may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (1) is likely to be consistent with shareholders’ reasonable expectations; (2) is likely to assist the Adviser in pursuing the Funds’ investment objective; (3) is consistent with the Funds’ investment objective; (4) will not cause a Fund to violate any of its fundamental or non-fundamental investment restrictions; and (5) will not materially change the Funds’ risk profile from the risk profile that results from following the principal investment strategies as described in the Funds’ prospectus and further explained in the SAI, as amended from time to time.
Short-Term Investments. The Funds use short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The Funds may, but are not required to, use short-term investments for temporary defensive purposes. In the event that Davis Advisors’ Portfolio Managers anticipate a decline in the values of the companies in which the Funds invest (due to economic, political, or other factors), the Funds may reduce their risk by investing in short-term securities until market conditions improve. While the Funds are invested in short-term investments, they will not be pursuing their long-term growth of capital investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the collateral during the period, while the Funds seek to enforce their rights thereto; (2) possible loss of all or a part of the income during this period; and (3) expenses of enforcing its rights.
The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Funds normally will not enter into repurchase agreements maturing in more than seven days.
Restricted and Illiquid Securities. The Funds may invest in restricted securities that are subject to contractual restrictions on resale. Each Fund is prohibited from purchasing or holding illiquid securities (which may include restricted securities) if more than 15% of the Fund’s net assets would then be illiquid. If illiquid securities were to exceed 15% of the value of a Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion. Companies whose securities are not publicly traded may not be subject to the disclosure or other investor protection requirements that would be applicable if their securities were publicly traded.
The restricted securities that the Funds may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Funds’ Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Funds are illiquid and thus subject to the Funds’ policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotations, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
The Funds may also invest in securities of U.S. and non-U.S. issuers that are issued through private offerings pursuant to Regulation S of the 1933 Act, as amended. Regulation S securities are subject to legal or contractual restrictions on resale. These securities may be considered illiquid, as described above. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price paid by the Funds. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
See the Funds’ SAI for additional information regarding restricted and illiquid securities.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for Davis Funds, manages their business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds, exchange traded funds, and institutional and individual clients. For the fiscal year ended October 31, 2024, Davis Advisors’ net management fee paid by the Funds for its services (based on average net assets) was 0.53% for Davis Global Fund and 0.51% for Davis International Fund. A discussion regarding the basis for the approval of the Funds’ investment advisory and service agreement by the Funds’ Board of Directors is contained in the Funds’ most recent form N-CSR annual financial statements.
Davis Selected Advisers–NY, Inc. serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers–NY, Inc.’s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc. provides investment management and research services for Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.’s fee is paid by Davis Advisors, not Davis Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three fiscal years, the Funds paid the following brokerage commissions:
Fiscal Year Ended October 31,	2024	2023	2022
Davis Global Fund
Brokerage commissions paid:	$372,835	$277,629	$531,860
Brokerage as a percentage of average net assets:	0.05%	0.04%	0.06%
Davis International Fund
Brokerage commissions paid:	$66,523	$56,962	$154,976
Brokerage as a percentage of average net assets:	0.04%	0.03%	0.07%
Portfolio Managers
Davis Global Fund and Davis International Fund. Danton Goei is primarily responsible for the day-to-day management of the Funds’ portfolios. In addition, a limited portion of the Funds’ assets may be managed by Davis Advisors’ research analysts, subject to review by the Funds’ Portfolio Manager.
Danton Goei has served as a Portfolio Manager of both Davis Global Fund and Davis International Fund since their inceptions in December 2004 and December 2006, respectively. Mr. Goei also serves as a Portfolio Manager or Research Analyst for other equity funds advised by Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.
The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s investments in the Funds.
Certain Portfolio Managers may serve on the board(s) of public companies where they, from time to time, may have access to material, non-public information (“MNPI”). Davis Advisors has instituted policies and procedures to ensure that these Portfolio Managers will not be able to utilize MNPI for their own benefit or for any of the accounts they manage.
Shareholder Information
Procedures and Shareholder Rights Are Described by Current Prospectus and Other Disclosure Documents
Investors should look to the most recent prospectus and SAI, as amended or supplemented from time to time, for information concerning the Funds, including information on how to purchase and redeem Fund shares and how to contact the Funds. The most recent prospectus and SAI (including any supplements or amendments thereto) will be on file with the Securities and Exchange Commission as part of the Funds’ registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Funds.
How Your Shares Are Valued
Once you open your Davis Fund account, you may purchase or sell shares at the net asset value (“NAV”) next determined after Davis Funds’ transfer agent or other “qualified financial intermediary” (a financial institution that has entered into a contract with Davis Advisors or its affiliates to offer, sell, and redeem shares of the Funds) receives your request to purchase or sell shares in “good order.” A request is in good order when all documents which are required to constitute a legal purchase or sale of shares have been received by Davis Funds’ transfer agent or other qualified financial intermediary (as defined above). The documents required to achieve good order vary depending upon a number of factors (are shares held in a joint account or a corporate account, has the account had a recent address change, etc.). Contact your broker or Davis Funds if you have questions about what documents will be required.
If your purchase or sale order is received in good order prior to the close of trading on the New York Stock Exchange (“NYSE”), your transaction will be executed that day at that day’s NAV. If your purchase or sale order is received in good order after the close of the NYSE, your transaction will be processed the next business day at that next day’s NAV. Davis Funds calculate the NAV of each class of shares issued by the Funds as of the close of trading on the NYSE, normally 4:00 p.m., Eastern time, on each day when the NYSE is open. NYSE holidays currently include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
The NAV of each class of shares is determined by taking the value of the class of shares’ total assets, subtracting the class of shares’ liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class of shares. Since the equity funds invest in securities that may trade in foreign markets on days other than when Davis Funds calculate their NAVs, the value of the Funds’ portfolio may change on days that shareholders will not be able to purchase or redeem shares in the Funds.
If you have access to the Internet, you can also check the NAV on the Funds’ website (www.davisfunds.com).
Valuation of Portfolio Securities
The Board of Directors of the Davis Funds has delegated the determination of fair value of securities to Davis Selected Advisers, L.P. The Adviser has implemented policies and procedures that govern the pricing of securities for the Davis Funds, as discussed below:
Davis Funds value securities for which market quotations are readily available at current value. Short-term investments purchased within 60 days to maturity and of sufficient credit quality are valued at amortized cost, which approximates fair value. Securities listed on the NYSE, NASDAQ, and other national exchanges are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.
Securities, including illiquid or restricted securities, for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotations. The Board of Directors reviews and discusses with management a summary of fair valued securities in quarterly board meetings.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time when a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
The Fund may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Fund generally does not recognize a gain on contingencies until such payment is certain, which in most cases is when it receives payment.
To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
Fixed income securities may be valued at prices supplied by Davis Funds’ pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate, and maturity. Government bonds, corporate bonds, asset-backed bonds, convertible securities, and high-yield or junk bonds are normally valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institutional trading in similar groups of securities, developments related to special securities, dividend rate, maturity, and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Adviser will arrive at its own fair valuation using its fair value procedures.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.
The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available, without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at https://davisfunds.com/resources/regulatory-documents, and on the SEC’s website at www.sec.gov. Lists of the Funds’ month-end and quarter-end holdings are also available at www.davisfunds.com. They become available on or about the 10th day following each respective time period and remain available on the website until the list is updated for the subsequent period.
How Davis Funds Pay Earnings
There are two ways you can receive payments from the Davis Fund you invest in:
•	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.
•	Capital Gains. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.
If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, please call 1‑800‑279‑0279. Unless you choose otherwise, Davis Funds will automatically reinvest your dividends and capital gains in additional Fund shares.
You can request to have your dividends and capital gains paid to you by check or deposited directly into your bank account. Dividends and capital gains of $50 or less will not be sent by check but will be reinvested in additional Fund shares.
Davis Funds also offer a Dividend Diversification Program which allows you to have your dividends and capital gains from one Davis Fund reinvested in shares of another Davis Fund.
You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding or if you did not certify your Taxpayer Identification Number, the IRS requires Davis Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.
How to Put Your Dividends and Capital Gains to Work
You can have all of your dividends and capital gains automatically invested in the same Fund or the same share class of any other Davis Fund. To be eligible for the Dividend Diversification Program, all accounts involved must be registered under the same name and same class of shares and have a minimum initial value of $1,000 for Class A and Class C shares. The minimum for Class Y shares varies. See “How to Open an Account” for details. Shares are purchased at the chosen Fund’s net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program at any time. To participate in this program, fill out the “Distribution Options” section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.
Dividends and Distributions
•	Davis New York Venture Fund ordinarily distributes its dividends and capital gains, if any, in June and December.
•
Other Davis long-term growth funds (i.e., Davis Opportunity Fund, Davis Financial Fund, Davis Global Fund and Davis International Fund) ordinarily distribute dividends and capital gains, if any, in December.

•	The Davis growth & income funds (i.e., Davis Real Estate Fund and Davis Balanced Fund) ordinarily distribute dividends quarterly and capital gains, if any, in December.
•
Davis Government Bond Fund and Davis Government Money Market Fund ordinarily distribute dividends monthly. Davis Government Bond Fund ordinarily distributes capital gains, if any, in December. Davis Government Money Market Fund does not ordinarily distribute capital gains.

•
When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Davis Government Bond Fund’s and Davis Government Money Market Fund’s net asset values are not affected by dividend payments.

•
You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Davis Fund or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

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If a dividend or capital gain distribution is for an amount less than $50, the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the Fund.

•
If a dividend or capital gain distribution check remains uncashed for four months or is undeliverable by the United States Postal Service, the Fund may reinvest the dividend or capital gain distribution in additional shares of the Fund, promptly after making this determination, and future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

Federal Income Taxes
Taxes on Distributions
Distributions you receive from the Funds may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation. Shareholders that are investing through a taxable account should consider the embedded gains or losses of a Fund. For example, a new shareholder could be subject to taxes on a distribution they receive from a Fund that was earned when they were not a shareholder. It is important to note that investors are only taxed on their own economic income over the life of the investment. The embedded gains or losses for a Fund are disclosed in the most recent annual and semi-annual report.
For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The Funds’ distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.
Davis Funds will send you a statement each year showing the tax status of your Fund distributions.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.
More information concerning federal taxes is available in the SAI. Davis Advisors recommends that you consult with a tax adviser about dividends and capital gains that you may receive from Davis Funds.
Fees and Expenses of the Funds
Each Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Funds, including compensation, research costs, corporate overhead expenses, and related expenses. The difference in the fee structure between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.
12b-1 Fees
The Davis Funds have Plans of Distribution or “12b-1 Plans” under which the Funds may use their own assets to finance distribution activities. The 12b-1 Plans are used primarily to pay dealers and other institutions for providing services to the Funds’ shareholders. The 12b-1 Plans provide for annual distribution expenses of up to 0.25% of the average daily net asset value of the Class A shares and up to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rules or regulations of the Financial Industry Regulatory Authority (“FINRA”), which is 1.00% at present.
For Class A or Class C shares, up to 0.25% of distribution expenses may be used to pay service fees to qualified dealers providing certain shareholder services. These services may include, but are not limited to, assessing a client’s investment needs and recommending suitable investments on an ongoing basis. In lieu of a front-end sales charge (as assessed upon the sale of Class A shares), up to an additional 1.00% of distribution expenses may be paid for Class C shares. Because distribution expenses are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, the higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A shares.
Class C shares’ contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares, i.e., to compensate dealers and other financial institutions for their services. The fees are paid by the Funds to dealers and financial institutions for providing services to their clients.
Class Y shares do not have a Plan of Distribution.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Funds.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly. Instead, operating costs are deducted before the Fund’s NAV is calculated and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
Broker-dealers and other financial intermediaries (“Qualifying dealers”) may charge Davis Distributors, LLC (the “Distributor”) or the Adviser substantial fees for selling Davis Funds’ shares and providing continuing support to shareholders. The fees charged by Qualifying dealers may include, but are not limited to: (1) sales commissions from sales charges paid by purchasing shareholders; (2) distribution and service fees from the Funds’ 12b-1 distribution plans; (3) recordkeeping fees from the Funds for providing recordkeeping services to investors who hold Davis Funds’ shares through dealer-controlled omnibus accounts; and (4) other fees, described below, paid by Davis Advisors or the Distributor from their own resources.
Qualifying dealers may, as a condition to distributing shares of Davis Funds, request that the Distributor, or the Adviser, pay or reimburse the Qualifying dealer for: (1) marketing support payments, including business planning assistance, client servicing and data analytics, educating personnel about Davis Funds and shareholder financial planning needs, placement on the Qualifying dealer’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the Qualifying dealer; and (2) financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. These additional fees are sometimes referred to as “revenue sharing” payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer’s sales and assets and the quality of the dealer’s relationship with the Distributor. Fees are generally based on the value of shares of the Fund held by the Qualifying dealer or financial institution for its customers or based on sales of Fund shares by the dealer or financial institution, or a combination thereof. In some cases, the charges or fees may be a negotiated lump sum payment. Davis Advisors may use its profits from the advisory fee it receives from the Funds to pay some or all of these fees. Some Qualifying dealers may also choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on a Qualifying dealer’s preferred list of funds or otherwise associated with the Qualifying dealer’s marketing and other support activities. The foregoing arrangements may create an incentive for the Qualifying dealers, brokers, or other financial institutions, as well as their registered representatives, to sell Davis Funds rather than other funds.
In 2024, the Distributor or the Adviser was charged additional fees by the Qualifying dealers listed below. The Distributor or the Adviser paid these fees from its own resources. These Qualifying dealers may provide Davis Funds enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend Davis Funds rather than other funds. Qualifying dealers may be added or deleted at any time.
ADP Broker Dealer, Inc.; Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Empower Financial Services; Fidelity Brokerage Services LLC; Fidelity Investments Institutional Services Company Inc.; Genworth Life and Annuity Insurance Company; Genworth Life Insurance Company of New York; John Hancock Trust Co., LLC; LPL Financial Corporation; Marshall & Ilsley Trust Company; Matrix Settlement; Merrill Lynch Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley Smith Barney LLC; Nationwide Financial Services, Inc.; Pershing LLC; Principal Financial Group; Raymond James & Associates, Inc.; T. Rowe Price Retirement Plan Services, Inc.; Talcott Resolution Life Insurance; Teachers Insurance and Annuity Association of America; Transamerica Advisors Life Insurance Company; Transamerica Advisors Life Insurance Company of New York; Transamerica Retirement Solutions Corp.; UBS Financial Services, Inc.; The Vanguard Group, Inc.; Vanguard Marketing Corporation; Voya Retirement; Voya Retirement Insurance & Annuity; and Wells Fargo Advisors LLC.
In addition, the Distributor may, from time-to-time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of Davis Funds during specified periods of time.
Although Davis Funds may use brokers who sell shares of the Funds to execute portfolio transactions, the Funds do not consider the sale of Fund shares as a factor when selecting brokers to execute portfolio transactions.
Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.
Due Diligence Meetings. The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Davis Funds and are afforded the opportunity to speak with the Funds’ Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Davis Funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Distributor.
Seminars and Educational Meetings. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor’s policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.
Recordkeeping Fees. Certain Qualifying dealers have chosen to maintain “omnibus accounts” with Davis Funds. In an omnibus account, the Fund maintains a single account in the name of the Qualifying dealer and the dealer maintains all of its clients’ individual shareholder accounts. Likewise, for many retirement plans, a third-party administrator may open an omnibus account with Davis Funds and the administrator will then maintain all of the participant accounts. Davis Advisors, on behalf of the Funds, enters into agreements whereby the Funds are charged by the Qualifying dealer or administrator for such recordkeeping services.
Recordkeeping services typically include: (1) establishing and maintaining shareholder accounts and records; (2) recording shareholder account balances and changes thereto; (3) arranging for the wiring of funds; (4) providing statements to shareholders; (5) furnishing proxy materials, periodic Davis Funds reports, prospectuses, and other communications to shareholders as required; (6) transmitting shareholder transaction information; and (7) providing information in order to assist Davis Funds in their compliance with state securities laws. Each Davis Fund, typically, would be paying these shareholder servicing fees directly if a Qualifying dealer did not hold all customer accounts in a single omnibus account with each Davis Fund.
Other Compensation. The Distributor may, from its own resources and not from the Funds’, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC), or any self-regulatory agency such as the Financial Industry Regulatory Authority (FINRA).
How to Choose a Share Class
Before you buy shares in any Davis Fund, you need to decide which Class of shares best suits your needs. Davis Global Fund and Davis International Fund offer three classes of shares for purchase: Class A, Class C, and Class Y. Each class is subject to different expenses and sales charges. As described in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts,” your sales charge may vary depending on your financial intermediary. Class Y shares are generally available only to qualified institutional investors. Each Class is essentially identical in legal rights and invests in the same portfolio of securities.
The difference in the fee structure between the Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class.
You may choose to buy one class of shares rather than another depending on the amount of the purchase and the expected length of time of your investment. Long-term shareholders of Class C shares may pay more than the maximum front-end sales charge allowed by FINRA.
Class A Shares
Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than Class C shares. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.
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For any investment below $100,000, you buy Class A shares at their net asset value per share plus a sales charge, which is approximately 4.75% of the offering price (see table below). The term “offering price” includes the front-end sales charge.

◾	There is no limit to how much you can invest in this share class.
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Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee of up to 0.25% of the average daily net assets each year you hold the shares. This fee is lower than the fee you pay for Class C shares. The lower expenses of Class A shares translate into higher annual returns on net asset value than Class C shares.

Class A Shares Sales Charges
(For all Davis Funds, except Davis Government Money Market Fund)
Amount of Purchase	Sales Charge Approximate percentage of offering price	Sales Charge Approximate percentage of net amount invested	Amount of Sales Charge Retained by Dealer Percentage of offering price
Under $100,000	4.75%	4.99%	4.00%
$100,000‑$249,999	3.50%	3.63%	3.00%
$250,000‑$499,999	2.50%	2.56%	2.00%
$500,000‑$749,999	2.00%	2.04%	1.75%
$750,000‑$999,999	1.00%	1.01%	0.75%
$1 million or more*	None	None	None
*
You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, a deferred sales charge of 0.50% may be deducted from the redemption proceeds as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares.

Because of rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the above fee table. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A-Intermediary-Specific Sales Charge Waivers and Discounts.”
The Distributor may pay commissions to the dealer of record (on Davis Funds other than Davis Government Money Market Fund) on purchases at the annual rate described in the table below. Commissions may be paid on either: (1) Class A share purchases of $1 million or more; or (2) Class A share purchases (net of redemptions) in retirement plans that qualify for sales at net asset value. The commission will be paid only on purchases that were not previously subject to a front-end sales charge or dealer concession.
Amount of Purchase	Commission
First $5 million	0.50%
Amounts thereafter	0.25%
The Funds may reimburse the Distributor for these payments through its Plans of Distribution. If distribution fee limits have already been reached for the year, the Distributor itself will pay the commissions.
Reduction of Class A Shares Initial Sales Charge
To receive a reduction in your Class A initial sales charge, you must let your financial adviser or Davis Funds know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or Davis Funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.
As the table above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge. To qualify for a reduction in Class A shares’ initial sales charge, you must provide records (generally, account statements are sufficient; your broker may require additional documents) of all Davis Funds shares owned that you wish to count towards the sales charge reduction.
You Can Combine Purchases of Class A Shares
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With other “immediate family” members. To receive a reduced Class A sales charge, investments made by yourself, your spouse, and any children under the age of 21 may be aggregated if made for your own account(s) and/or certain other accounts, such as:

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Trust accounts established by the above individuals. However, if the person(s) who established the trust is (are) deceased, then the trust account may only be aggregated with accounts of the primary beneficiary of the trust;

-	Solely controlled business accounts; or
-	Single-participant retirement plans.
◾	Through Employee Benefit Plans. If you buy shares through trust or fiduciary accounts or Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.
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Under a Statement of Intention. If you enter a Statement of Intention and agree to buy shares of $100,000 or more over a thirteen-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the SAI. Under a Statement of Intention, you agree to permit the Funds’ transfer agent, SS&C Global Investor & Distribution Solutions, Inc., to hold Fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered thirteen-month period. Davis Government Money Market Fund purchases do not count toward a Statement of Intention, unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.

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Under Rights of Accumulation. If you notify your dealer or the Distributor you can include the Class A, Class B, Class C, Class R, and Class Y shares in Davis Funds you already own (excluding shares in Davis Government Money Market Fund) when calculating the price for your current purchase. These shares are valued at current offering price to determine whether or not you qualify for a reduction in the sales charge. Davis Government Money Market Fund purchases do not count toward Rights of Accumulation, unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.

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Combining Rights of Accumulation (ROA) with Statement of Intention. A shareholder can use a Statement of Intention and Rights of Accumulation in conjunction with one another; the Statement of Intention will take precedence over the Rights of Accumulation. Once the Statement of Intention has been satisfied, any new purchases into any of the linked Class A share accounts will receive the reduced sales charge.

For more information about how to reduce Class A shares’ initial sales charge, please visit Davis Funds’ website, free of charge, at www.davisfunds.com (which includes additional information in a clear and prominent format that includes hyperlinks), consult your broker or financial intermediary or refer to the Funds’ SAI which is available through your financial intermediary or from the Funds by calling Investor Services at 1‑800‑279‑0279.
Class A Shares Front-End Sales Charge Waivers
To receive a waiver of your Class A initial sales charge, you must let your financial adviser or Davis Funds know at the time you purchase shares that you qualify for such a waiver. If you do not let your adviser or Davis Funds know that you are eligible for a waiver, you may not receive a sales charge waiver to which you are otherwise entitled.
The Funds do not impose a sales charge on purchases of Class A shares for:
◾	Purchases by group omnibus retirement plans under section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code;
◾	Rollover purchases in a Davis Funds IRA held directly with the transfer agent made with the proceeds of a retirement plan distribution that was previously invested in a Davis Fund;
◾	Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Funds;
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Purchases by dealers, brokers, banks, registered investment advisers, and other financial intermediaries that have entered into an agreement with the Distributor to offer the Funds on an advisory fee or wrap fee-based platform;

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Financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

◾	Certain state sponsored 529 college savings plans;
◾	Persons involuntarily liquidated from a Fund, who, within 60 days of liquidation, buy new shares of another Davis Fund (but only up to the amount that was liquidated);
◾	Insurance company separate accounts;
◾	Investments in Davis Government Money Market Fund;
◾	Shareholders making purchases with dividends or capital gains that are automatically reinvested;
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Current and former directors, officers, and employees of any Davis Fund or Davis Advisors (or its affiliates), and their extended family. The term “extended family” includes “immediate family,” which is one’s spouse and children under 21, and also one’s grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, and nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. Extended family shall include any child regardless of age;

◾	Davis Advisors or its affiliates;
◾	Registered representatives, principals, and employees (and any extended family member) of securities dealers having a sales agreement with the Distributor;
◾	Financial institutions acting as fiduciaries making single purchases of $250,000 or more;
◾	State and local governments purchasing directly from the Funds. Please consult your legal and investment advisers to determine if an investment in the Fund is permissible and suitable for you;
◾	Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with Davis Funds and charge fees based on assets in the account;
◾	Shareholder accounts established prior to December 2014 as a result of a merger with a Davis Fund; and
◾	Purchases by taxable accounts held directly with the transfer agent that are established with the proceeds of Required Minimum Distributions from retirement plans and accounts.
Rollovers from Retirement Plans to IRAs
For qualifying rollovers, you must send the Funds’ custodial agent, UMB Bank, a written request for the rollover.
Assets from retirement plans may be invested in Class A or Class C shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. Rollovers to Class A shares will be made without a sales charge if they meet the following requirements:
◾	The assets being rolled over were invested in Davis Funds at the time of distribution; and
◾	The rolled over assets are contributed to a Davis Funds IRA with UMB Bank as the plan’s custodian.
IRA assets that rollover without a sales charge, as described above, will not be subject to a contingent deferred sales charge.
IRA rollover assets invested in Class A shares that are not attributable to investments in Davis Funds as well as future contributions to the IRA will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and SAI.
Class C Shares
Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares in order to avoid paying a front-end sales charge. The Class C contingent deferred sales charge and asset-based sales charge have the same purpose as the front-end sales charge on sales of Class A shares, i.e., to compensate the broker. Class C shares assess a higher distribution fee to pay fees and expenses charged by dealers and financial institutions for services provided to clients.
Class C shares (including a proportionate number of shares acquired through reinvestment of dividends and distributions) will automatically convert to Class A shares in the month of or the month following the 8-year anniversary of the purchase date. Time spent in Davis Government Money Market Fund does not count towards its 8-year time period. A conversion between share classes in the same fund is a nontaxable event. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. As this is a dollar for dollar conversion, you may receive more or fewer Class A shares due to the difference in the NAV of the two share classes.
◾	You buy the shares at net asset value (no initial sales charge).
◾	The maximum purchase per transaction for Class C shares is $500,000.
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If you have significant Davis Funds holdings, you may not be eligible to invest in Class C shares. You may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Class A Shares Sales Charges” and “Reduction of Class A Shares Initial Sales Charge” for more information regarding sales charge discounts.

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If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of one percent. At redemption, the deferred sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in the Davis Government Money Market Fund.

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Investors in Class C shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher distribution fees translate into lower annual return on net asset value.

Deferred Sales Charge
If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds unless you are eligible for one of the waivers described below. At redemption, the deferred sales charge will be calculated from the date of each purchase, excluding any time that shares were held in the Davis Government Money Market Fund. You will pay a deferred sales charge in the following cases:
◾	As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
◾	As a Class C shareholder, if you sell shares within one year of purchase.
To keep deferred sales charges as low as possible, the Funds will first sell shares in your account that are not subject to a deferred sales charge (if any). The Funds do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions. If the net asset value has decreased the sales charge will be based on the current NAV. To determine whether the deferred sales charge applies to a redemption, shares are redeemed in the following order:
◾	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).
◾	Shares acquired by reinvestment of dividends and capital gain distributions.
◾	Shares that are no longer subject to the deferred sales charge.
◾	Shares held the longest, but which are still subject to the deferred sales charge.
Note: Investors who buy Class C shares of Davis Government Money Market Fund will not pay a deferred sales charge unless the Fund shares were received in exchange for shares of another Davis Fund (see “Exchanging Shares” in this prospectus).
Deferred Sales Charge Waivers
The Funds will waive the deferred sales charge on sales of Class A and Class C shares of any Davis Fund if:
◾	You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more) and the shares were held for more than a year.
◾
You die and were the sole owner of the account. Otherwise, shares can be redeemed without a contingent deferred sales charge following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established. If you claim a disability, you must provide evidence of a determination of disability by the Social Security Administration.

◾	You sell shares under a qualified retirement plan or IRA that constitutes a tax-free return of excess contributions to avoid a penalty.
◾	Your Fund redeems the remaining shares in your account under an Involuntary Redemption.
◾	You qualify for an exception related to defined contribution plans. These exceptions are described in the SAI.
◾	You are a director, officer, or employee of Davis Advisors or one of its affiliates (or an extended family member of a director, officer, or employee).
◾	You sell Class C shares under the Systematic Withdrawal Plan and the aggregate value of the redeemed shares does not exceed twelve percent of the account’s value.*
If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.
*
A Systematic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Systematic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a twelve-month period, regardless of whether such redemptions are pursuant to a Systematic Withdrawal Plan.

If you have any additional questions about choosing a share class, please call the Fund, toll free, at 1‑800‑279‑0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. If you still are not sure about which class is best for you, contact your financial adviser.
Class Y Shares
Class Y shares may be best for you if you qualify. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors. Investors in Class Y shares do not pay a distribution fee. For details on what types of institutions may purchase shares and what fund minimums apply see “How to Open an Account” in this prospectus.
How to Open an Account
To open an account with Davis Funds you must meet the initial minimum investment for each Fund you choose to invest in. For each Class A or Class C share account, you must invest at least $1,000. For Class Y shares, the minimum investment amount is dependent on how you invest:
◾	At least $5 million for an institution (e.g., trust company, bank trust, endowment, pension plan, or foundation) acting on behalf of its own account or one or more clients.
◾	At least $5 million for a government entity (e.g., a state, county, city, department, authority, or similar government agency).
◾	With an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
◾
At least $500,000 for a 401(k) plan, 457 plan, profit-sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund.

◾
Through a registered investment adviser (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company and has entered into an agreement with Davis Distributors, LLC.

At the Distributor’s discretion, the minimum may be waived for an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Distributor may lower or waive the minimum initial investment for certain categories of investors at its discretion.
To Open an Account
Mail
Complete and sign the Application Form and mail it to the Davis Funds. Include a check made payable to Davis Funds. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks, starter checks, traveler’s checks, or money orders.

Regular mail Davis Funds P.O. Box 219197 Kansas City, MO 64121-9197	Express shipping Davis Funds 801 Pennsylvania Ave Suite 219197 Kansas City, MO 64105-1307
Dealer
You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

Anti-Money Laundering Compliance
Davis Funds and the Distributor are required to comply with various anti-money laundering laws and regulations and have appointed an anti-money laundering compliance officer. Consequently, Davis Funds or the Distributor may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, Davis Funds may not be able to open your account. If at any time the Davis Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, Davis Funds and the Distributor may choose not to establish a new account or may be required to “freeze” a shareholder’s account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Davis Funds or the Distributor to inform the shareholder that it has taken the actions described above.
Retirement Plan Accounts
You can invest in Davis Funds using any of these types of retirement plan accounts:
◾	IRAs
◾	Roth IRAs
◾	SIMPLE IRAs
◾	Simplified Employee Pension (SEP) IRAs
◾	Coverdell Education Savings Accounts
UMB Bank acts as custodian for these retirement plans and charges each participant a $15 custodial fee each year per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. This custodial fee is automatically deducted from each account in December unless you elect to pay the fee directly. Checks for the custodial fee should be made payable to UMB Bank. If an account is closed before this fee is paid, it will be deducted from the proceeds at the time of the redemption. To open a retirement plan account, you must fill out a Retirement Account Application Form. You can request this form by calling Investor Services or by visiting Davis Funds’ website, www.davisfunds.com. Class Y shares cannot be purchased in an IRA. If you do not list a financial advisor and their brokerage firm on the account application, the Distributor may be designated as the broker of record solely for purposes of acting as your agent to purchase or redeem shares. The Distributor and its employees do not provide recommendations on these accounts or any other account where the Distributor is listed as the broker of record.
How to Buy, Sell, and Exchange Shares
Once you have established an account with Davis Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Davis Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges that will apply to the transaction.
Right to Reject or Restrict any Purchase or Exchange Order
Purchases and exchanges (other than for Davis Government Money Market Fund) should be made for long-term investment purposes only. Davis Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason prior to the end of the first business day after the date that a purchase or exchange order was processed. Davis Funds or the Distributor may “reject” a current purchase order or “restrict” an investor from placing future purchase orders. Davis Funds and the Distributor will not reject or restrict a redemption order without adequate reason, including but not limited to allowing a purchase check to clear, a court order, etc. Exchanges involve both a redemption and a purchase, only the purchase side of the exchange may be rejected or restricted. Davis Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that Davis Funds or the Distributor have determined may involve actual or potential harm to a Fund may be rejected.
Ways to Buy, Sell, and Exchange Shares
Telephone
Call 1‑800‑279‑0279. You can speak directly with an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time or use the Fund’s automated telephone system at any time, day or night.

Online
You may initiate most account transactions through online account access on the Fund’s website, www.davisfunds.com. Please note that certain account types, including all Class Y and Class R share accounts, may be restricted from online access.

Mail	Send the request to the Davis Funds at either address listed below.
Regular mail Davis Funds P.O. Box 219197 Kansas City, MO 64121-9197	Express shipping Davis Funds 801 Pennsylvania Ave Suite 219197 Kansas City, MO 64105-1307
Dealer	Contact a dealer who will execute the transaction through the Distributor. Please note that your dealer may charge service fees or commissions for these transactions.
Wire	You may wire federal funds directly to the Fund’s service provider, State Street Bank and Trust Company.
The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of Davis Funds by State Street Bank and Trust Company. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from Davis Funds. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly.
When Your Transactions Are Processed
Purchases, sales, and exchanges will be processed at 4 p.m. Eastern time after Davis Funds’ transfer agent or other qualified financial intermediary receives your request to purchase or sell shares in good order, including all documents that are required to constitute a legal purchase, sale, or exchange of shares.
Buying More Shares
You may buy more shares at any time, by mail, through a dealer, by telephone, through online account access, or by wire. The minimum additional purchase amount for all share classes is $25.
Mail. When you purchase shares by mail:
◾	Make the check payable to Davis Funds.
◾
If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check stating the name of the Fund, the class of shares you wish to buy, and your account number.

Dealer. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.
Telephone. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. Call 1‑800‑279‑0279 to use the Funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Online Account Access. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
Wire. You may wire federal funds directly to the Funds’ service provider, State Street Bank and Trust Company. To ensure that the purchase is credited properly, follow these wire instructions:
State Street Bank and Trust Company
Boston, MA 02210
Attn: Mutual Fund Services
[Name of Davis Fund and Class of shares that you are buying]
Shareholder Name
Shareholder Account Number
Federal Routing Number: 011000028
DDA Number: 9904-606-2
Inactive Accounts
If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property in accordance with specific state law. NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.
If a check remains uncashed for four months or is undeliverable by the United States Postal Service, the Fund may reinvest the proceeds in additional shares of the Fund.
Making Automatic Investments
An easy way to increase your investment in any Davis Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 must be met prior to establishing an automatic investment plan.
Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House (ACH) system. Each debit should be reflected on your next bank statement.
To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form or complete an Account Service Form. You can modify your Automatic Investment Plan at any time by calling Investor Services.
Selling Shares
You may sell back all or part of your shares in any Davis Fund in which you invest (also known as redeeming your shares) on any day that the Funds are open at net asset value minus any sales charges that may be due. You can sell the shares by mail, through a dealer, by telephone, or through online account access. The Funds typically expect to pay redemption proceeds one business day following receipt and acceptance of a proper redemption request. However, in some cases, payment from the Funds may take longer than one business day and may take up to seven days as is generally permitted by the Investment Company Act of 1940, as amended. The Funds may, under limited circumstances, be permitted to pay redemption proceeds beyond seven days following receipt and acceptance of a proper redemption request. You may redeem shares on any day that the Funds are open. If you recently purchased shares and subsequently request a redemption of those shares, redemption proceeds may be withheld until a sufficient period of time has passed to reasonably ensure that all checks or drafts (including certified or cashier’s checks) have cleared, normally not exceeding fifteen calendar days from the purchase date.
Under normal conditions, the Funds typically expect to meet shareholder redemption requests by using available cash (or cash equivalents) or by selling portfolio securities. The Funds may use additional methods to meet shareholder redemption requests, if they become necessary. These methods may be used during both normal and stressed market conditions. These methods may include, but are not limited to, the use of overdraft protection afforded by the Funds’ custodian bank or borrowing from a line of credit.
In addition to paying redemption proceeds in cash, the Funds reserve the right to pay part or all of your redemption proceeds with Fund securities or other Fund assets instead of cash (in-kind redemption). On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the Funds pay your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.
Mail. All registered shareholders must sign the request.
◾	A Medallion Signature Guarantee is required if the redemption request is:
-	For a check greater than $100,000;
-	Made payable to someone other than the registered shareholder(s);
-	Sent to an address other than to the address of record or to an address of record that has been changed in the last 30 days; or
-	To a bank account not on record.
Dealer. When you sell shares through a dealer, you may be charged service fees or commissions for these transactions.
Telephone. Call 1‑800‑279‑0279 to use the Funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
◾	Redemptions by check:
-	Are limited to $100,000;
-	Must be mailed to the address of record that has been on the account for at least 30 days; and
-	Must be made payable to the registered shareholder.
◾	Redemptions via wire or ACH can only be sent to an eligible bank currently on the account.
Online Account Access. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
◾	Redemptions by check:
-	Are limited to $100,000;
-	Must be mailed to the address of record that has been on the account for at least 30 days; and
-	Must be made payable to the registered shareholder.
◾	Redemptions via wire or ACH can only be sent to an eligible bank currently on the account.
Unless you decide not to have telephone, fax, or internet services on your account(s), you agree to hold the Fund, Davis Funds, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, officers, employees and agents harmless from any losses, expenses, costs, or liabilities (including attorney’s fees) that may be incurred in connection with the exercise of these privileges when Davis Funds, acting in good faith, has complied with instructions that are believed to be genuine. Davis Advisors uses certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.
What You Need to Know Before You Sell Your Shares
◾	You will always receive cash for sales that total less than $250,000 or one percent of a Fund’s net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities.
◾
In certain circumstances, such as the death of a shareholder or acting as power of attorney, additional documentation may be required. Please contact Investor Services at 1‑800‑279‑0279 to determine if your situation requires such documentation.

◾
In the past, Davis Funds issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to Davis Funds, accompanied by a letter of instruction signed by the owner(s).

◾	A sale may produce a gain or loss. Gains may be subject to tax.
◾	The SEC may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
Medallion Signature Guarantee
To protect you and Davis Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the Medallion Signature Guarantee Program. No other form of signature verification will be accepted.
Stock Power
This is a letter of instruction signed by the owner of Fund shares that gives State Street Bank and Trust Company permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures Medallion-guaranteed.
If You Decide to Buy Back Shares You Sold
If you sold Davis Funds Class A shares on which you have paid a sales charge (other Classes of shares are not entitled to this privilege) and decide to repurchase some or all shares within 60 days of sale, you may notify the Funds in writing of your intent to exercise the Subsequent Repurchase Privilege. This privilege can only be exercised once. With this privilege you may purchase Class A shares at current net asset value without a sales charge. You may purchase Class A shares of the same fund/account in an amount up to, but not exceeding, the dollar amount of Class A shares which you previously redeemed. To exercise this privilege, you must send a letter to Davis Funds along with a check for the repurchased shares.
Involuntary Redemption
If your fund/account balance declines to less than the minimum for your share class in any fund as a result of a redemption, exchange or transfer, the Fund will redeem your remaining shares in the Fund at net asset value. You will be notified before your account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to the Fund minimum within 30 days. For Class A and Class C shares this is typically $1,000. Class Y share minimums vary. Please see “How to Open an Account” for details.
Systematic Withdrawal Plan
You can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional fund shares at around the same time that you make a withdrawal, you may have to pay taxes and a sales charge. When you participate in this plan, shares are sold so that you will receive payment by one of three methods:
◾	You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.
◾
You may also choose to receive funds by ACH by completing an Account Service Form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, please complete an Account Service Form and have your signature Medallion-guaranteed.

◾
You may have funds sent by check to a third-party at an address other than the address of record. In order to do so, you must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a Medallion Signature Guarantee.

You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.
Wiring Sale Proceeds to Your Bank Account
You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale. Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the “Banking Instructions” section on the Account Application Form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a Medallion Signature Guarantee and a voided check.
Exchanging Shares
You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can only exchange shares from your account within the same share class and under the same registration. You can exchange shares by telephone, by internet, by mail, or through a dealer. The initial exchange must be for at least the minimum for your share class. For Class A and Class C shares, this is typically $1,000. Class Y share minimums vary. Please see “How to Open an Account” for details. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern time.
Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class C shares are subject to a contingent deferred sales charge for one year. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the contingent deferred sales charge period.
You may exchange shares in any of the following ways:
Mail. All registered shareholders must sign the request.
Dealer. When you exchange shares through a dealer, you may be charged service fees or commissions for these transactions.
Telephone. Call 1‑800‑279‑0279 to use the Funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Online Account Access. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
In the past, Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to Davis Funds accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see “What You Need to Know Before You Sell Your Shares” in this prospectus for restrictions that might apply to this type of transaction.
Before you decide to make an exchange, you must obtain the current prospectus of the desired Davis Fund. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.
Automatic Exchange Program
You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of at least the minimum for your share class. For Class A and Class C shares this is typically $1,000. Class Y share minimums vary. Please see “How to Open an Account” for details. You must exchange at least $25 to participate in this program. To sign up for this program you may contact Investor Services.
Frequent Purchases and Redemptions of Fund Shares
Davis Funds discourage short-term or excessive trading, do not accommodate short-term or excessive trading, and, if detected, intend to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
The Davis Funds’ Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of Fund shares. Under the 30-day restriction, any shareholder redeeming shares from an equity fund will be precluded from investing in the same equity fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Check writing redemptions from the Davis Government Money Market Fund are excluded from this restriction, as are transactions that are part of a systematic plan. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations that are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by Davis Funds but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Funds’ market timing procedures apply to all shareholder accounts and neither Davis Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either Davis Funds’ or a financial intermediary’s market-timing procedures, as applicable.
Davis Funds receive purchase, exchange, and redemption orders from many financial intermediaries that maintain omnibus accounts with the Funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. If Davis Funds or the Distributor discovers evidence of material excessive trading in an omnibus account they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.
If Davis Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the Funds’ written guidelines. In applying this policy, Davis Funds reserves the right to consider the trading of multiple accounts under common ownership, control, or influence to be trading out of a single account.
Telephone Transactions
A benefit of investing through Davis Funds is that you can use the Funds’ automated telephone system to buy, sell, or exchange shares by calling 1-800-279-0279. IRA shares cannot be sold through the automated telephone system. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form or contact Investor Services.
When you call Davis Funds, you can perform a transaction in one of two ways:
•	Speak directly with an Investor Services Professional during business hours (9 a.m. to 6 p.m. Eastern time).
•	You can use Davis Funds’ automated telephone system, 24 hours a day, seven days a week. Class Y share accounts do not have access to the automated telephone system.
When you buy, sell, or exchange shares by telephone instruction, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, believed to be directed by the account holder, registered representative or authorized trader whose name is on file). The Funds use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.
Be aware that during unusual market conditions Davis Funds may not be able to accept all requests by telephone.
Internet Transactions
You can use the Funds’ website (www.davisfunds.com) to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell, or exchange shares online. You may also elect to receive the summary prospectus, account statements, and annual and semi-annual reports electronically, in lieu of paper form, by enrolling in eConsent on the Funds’ website. Please review the Funds’ website for more complete information. Class Y share accounts cannot be accessed through the Funds’ website.
To access your accounts, you must establish a unique and confidential User ID and Password. To create your User ID and Password, you will need: (1) the name of the Fund(s) in which you are invested, (2) your account number, (3) the last four digits of your Social Security Number, and (4) either a cell phone or email for satisfying the two-factor authentication. Your User ID and Password will be required each time you access your Davis account online.
When you buy, sell or exchange shares over the Internet, you agree that Davis Funds are not liable for following instructions believed to be genuine (that is, believed to be directed by the account holder or registered representative on file). The Funds use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.
Householding
The Fund may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of these items to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you have a direct account with the Fund and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Fund.
Privacy Notice
While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years ended October 31, 2024. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND
The following financial information represents selected data for each share of capital stock outstanding throughout each period:
		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2024	$22.55	$0.33	$8.97	$9.30
Year ended October 31, 2023	$18.67	$0.25	$3.63	$3.88
Year ended October 31, 2022	$30.16	$0.17	$(8.68)	$(8.51)
Year ended October 31, 2021	$26.13	$0.04	$4.07	$4.11
Year ended October 31, 2020	$23.09	$(0.02)	$3.52	$3.50
Davis Global Fund Class C:
Year ended October 31, 2024	$20.35	$0.09	$8.11	$8.20
Year ended October 31, 2023	$16.98	$0.06	$3.31	$3.37
Year ended October 31, 2022	$27.64	$(0.01)	$(7.92)	$(7.93)
Year ended October 31, 2021	$24.16	$(0.19)	$3.75	$3.56
Year ended October 31, 2020	$21.36	$(0.18)	$3.26	$3.08
Davis Global Fund Class Y:
Year ended October 31, 2024	$22.71	$0.40	$9.02	$9.42
Year ended October 31, 2023	$18.78	$0.30	$3.66	$3.96
Year ended October 31, 2022	$30.33	$0.23	$(8.73)	$(8.50)
Year ended October 31, 2021	$26.25	$0.11	$4.07	$4.18
Year ended October 31, 2020	$23.19	$0.04	$3.55	$3.59
Davis International Fund Class A:
Year ended October 31, 2024	$9.97	$0.24	$4.05	$4.29
Year ended October 31, 2023	$8.39	$0.15	$1.43	$1.58
Year ended October 31, 2022	$12.64	$0.12	$(4.21)	$(4.09)
Year ended October 31, 2021	$13.78	$0.06	$(1.20)	$(1.14)
Year ended October 31, 2020	$11.82	$(0.03)	$2.40	$2.37
Davis International Fund Class C:
Year ended October 31, 2024	$9.14	$0.14	$3.71	$3.85
Year ended October 31, 2023	$7.75	$0.07	$1.32	$1.39
Year ended October 31, 2022	$11.65	$0.04	$(3.89)	$(3.85)
Year ended October 31, 2021	$12.80	$(0.05)	$(1.10)	$(1.15)
Year ended October 31, 2020	$10.99	$(0.13)	$2.24	$2.11
Davis International Fund Class Y:
Year ended October 31, 2024	$9.87	$0.27	$4.00	$4.27
Year ended October 31, 2023	$8.30	$0.19	$1.40	$1.59
Year ended October 31, 2022	$12.51	$0.15	$(4.16)	$(4.01)
Year ended October 31, 2021	$13.61	$0.10	$(1.19)	$(1.09)
Year ended October 31, 2020	$11.68	$–[f]	$2.37	$2.37
a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

c	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

          Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]
$(0.27)	$–	$–	$(0.27)	$31.58	41.58%	$205,717	0.95%	0.93%	1.23%	34%
$–	$–	$–	$–	$22.55	20.78%	$156,274	0.95%	0.95%	1.07%	16%
$(0.26)	$(2.72)	$–	$(2.98)	$18.67	(31.04)%	$139,361	0.96%	0.96%	0.73%	19%
$–	$(0.08)	$–	$(0.08)	$30.16	15.75%	$232,565	0.92%	0.92%	0.11%	35%
$(0.46)	$–	$–	$(0.46)	$26.13	15.38%	$201,247	0.92%	0.92%	(0.06)%	24%
$(0.07)	$–	$–	$(0.07)	$28.48	40.41%	$37,208	1.76%	1.74%	0.42%	34%
$–	$–	$–	$–	$20.35	19.85%	$40,048	1.75%	1.75%	0.27%	16%
$(0.01)	$(2.72)	$–	$(2.73)	$16.98	(31.56)%	$50,203	1.74%	1.74%	(0.05)%	19%
$–	$(0.08)	$–	$(0.08)	$27.64	14.75%	$101,611	1.70%	1.70%	(0.67)%	35%
$(0.28)	$–	$–	$(0.28)	$24.16	14.53%	$102,878	1.70%	1.70%	(0.84)%	24%
$(0.33)	$–	$–	$(0.33)	$31.80	41.95%	$629,462	0.71%	0.69%	1.47%	34%
$(0.03)	$–	$–	$(0.03)	$22.71	21.08%	$493,149	0.71%	0.71%	1.31%	16%
$(0.33)	$(2.72)	$–	$(3.05)	$18.78	(30.87)%	$486,207	0.72%	0.72%	0.97%	19%
$(0.02)	$(0.08)	$–	$(0.10)	$30.33	15.95%	$934,670	0.69%	0.69%	0.34%	35%
$(0.53)	$–	$–	$(0.53)	$26.25	15.70%	$787,191	0.69%	0.69%	0.17%	24%
$(0.17)	$–	$–	$(0.17)	$14.09	43.62%	$19,245	1.17%	1.09%[e]	2.02%	23%
$–	$–	$–	$–	$9.97	18.83%	$16,730	1.09%	1.05%	1.43%	11%
$(0.16)	$–	$–	$(0.16)	$8.39	(32.72)%	$16,632	1.13%	1.05%	1.13%	5%
$–	$–	$–	$–	$12.64	(8.27)%	$44,687	1.00%	1.00%	0.40%	16%
$(0.37)	$(0.04)	$–[f]	$(0.41)	$13.78	20.62%	$38,308	0.98%	0.98%	(0.25)%	20%
$(0.08)	$–	$–	$(0.08)	$12.91	42.43%	$4,713	1.99%	1.84%[e]	1.27%	23%
$–	$–	$–	$–	$9.14	17.94%	$4,300	1.89%	1.80%	0.68%	11%
$(0.05)	$–	$–	$(0.05)	$7.75	(33.19)%	$3,966	1.94%	1.80%	0.38%	5%
$–	$–	$–	$–	$11.65	(8.98)%	$8,412	1.79%	1.79%	(0.39)%	16%
$(0.26)	$(0.04)	$–[f]	$(0.30)	$12.80	19.58%	$9,892	1.80%	1.80%	(1.07)%	20%
$(0.20)	$–	$–	$(0.20)	$13.94	44.01%	$149,233	0.82%	0.78%[e]	2.33%	23%
$(0.02)	$–	$–	$(0.02)	$9.87	19.14%	$122,656	0.74%	0.74%	1.74%	11%
$(0.20)	$–	$–	$(0.20)	$8.30	(32.52)%	$119,058	0.80%	0.80%	1.38%	5%
$(0.01)	$–	$–	$(0.01)	$12.51	(8.02)%	$308,356	0.72%	0.72%	0.68%	16%
$(0.40)	$(0.04)	$–[f]	$(0.44)	$13.61	20.90%	$345,572	0.70%	0.70%	0.03%	20%
d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the fair value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e
Includes professional service fees paid to third party providers that assist in the recovery of foreign withholding tax refunds. Excluding the professional service fees, the net expense ratios for the year ended October 31, 2024 would have been (Class A shares, 1.01%; Class C shares, 1.76%; Class Y shares, 0.75%).

f	Less than $0.005 per share.

Appendix A:
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. As one example, group retirement plan recordkeeping platforms of certain broker-dealer intermediaries that hold Class C shares of a fund in an omnibus account may not track participant level share lot aging and, for this reason, those Class C shares would not satisfy the conditions for the conversion discussed elsewhere in this prospectus. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Distributor or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. The following descriptions of sales charge waivers and discounts for a particular financial intermediary and class(es) of shares are reproduced based on information provided by the financial intermediary that the intermediary has represented is current with respect to sales charge waivers or discounts in effect. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, Davis Advisors, nor Davis Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. An investor should speak with their applicable intermediary to ensure that they understand the steps that must be taken in order to qualify for any available waiver or discount.
The following financial intermediaries (or their affiliates) have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A Shares without a sales charge to self-directed brokerage accounts that may or may not charge a transaction fee. These financial intermediaries are Charles Schwab & Co., Fidelity Investments, JP Morgan Securities LLC, Morgan Stanley Wealth Management, Vanguard Marketing Corporation, and TD Ameritrade, Inc.
In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end or contingent deferred waivers) and discounts, which differ from those disclosed elsewhere in this prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Sales Load Waivers Available at Merrill
◾
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

◾	Shares purchased through a Merrill investment advisory program
◾	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◾	Shares purchased through the Merrill Edge Self-Directed platform
◾	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◾	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◾
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

◾	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)
◾
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end and Level Load Shares Available at Merrill
◾	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
◾	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◾	Shares sold due to return of excess contributions from an IRA account
◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◾
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load Discounts Available at Merrill: Breakpoints, Rights of Accumulation and Letters of Intent
◾
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

◾
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

◾
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
◾
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

◾	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
◾	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◾	Shares purchased through a Morgan Stanley self-directed brokerage account
◾
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

◾
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge

Ameriprise Financial

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◾	Transaction size breakpoints, as described in this prospectus or the SAI.
◾	Rights of accumulation (ROA), as described in this prospectus or the SAI.
◾	Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◾
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

◾	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◾
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

◾	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◾
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

◾
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
◾	redemptions due to death or disability of the shareholder
◾	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
◾	redemptions made in connection with a return of excess contributions from an IRA account
◾	shares purchased through a Right of Reinstatement (as defined above)
◾	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Raymond James

Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
◾	Shares purchased in an investment advisory program.
◾	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◾	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◾
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

◾
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James
◾	Death or disability of the shareholder.
◾	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
◾	Return of excess contributions from an IRA Account.
◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◾	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◾	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letter of intent
◾	Breakpoints as described in this prospectus.
◾
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

◾
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

UBS Financial Services Inc.

UBS may sell Class Y shares to its retail brokerage clients without a sales charge, load, or 12b-1 distribution/service fee. UBS may charge commissions to its clients with respect to brokerage transactions in Class Y shares. Minimum purchase amounts are waived in such accounts.

Janney Montgomery Scott LLC

If you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
◾	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◾	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
◾
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

◾
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

◾	Shares acquired through a right of reinstatement.
◾	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
◾	Shares sold upon the death or disability of the shareholder.
◾	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
◾	Shares purchased in connection with a return of excess contributions from an IRA account.
◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◾	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◾	Shares acquired through a right of reinstatement.
◾	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
◾	Breakpoints as described in the fund’s Prospectus.
◾
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

◾
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Davis Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◾	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◾
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Davis Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

◾
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

◾	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◾
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

◾
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◾
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

◾	Shares purchased in an Edward Jones fee-based program.
◾	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◾
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

o	The redemption and repurchase occur in the same account.
o
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

o
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

◾
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

◾	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
◾	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
◾	Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◾	The death or disability of the shareholder.
◾	Systematic withdrawals with up to 10% per year of the account value.
◾	Return of excess contributions from an Individual Retirement Account (IRA).
◾
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

◾	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◾	Shares exchanged in an Edward Jones fee-based program.
◾	Shares acquired through NAV reinstatement.
◾	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◾	Initial purchase minimum: $250
◾	Subsequent purchase minimum: none
Minimum Balances
◾	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◾	A fee-based account held on an Edward Jones platform
◾	A 529 account held on an Edward Jones platform
◾	An account with an active systematic investment plan or LOI
Exchanging Share Classes
◾	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Oppenheimer (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
◾
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

◾	Shares purchased by or through a 529 Plan
◾	Shares purchased through a OPCO affiliated investment advisory program
◾	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◾
Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

◾
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

◾	Employees and registered representatives of OPCO or its affiliates and their family members
◾	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
◾	Death or disability of the shareholder
◾	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◾	Return of excess contributions from an IRA Account
◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations
◾	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◾	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◾	Breakpoints as described in this prospectus
◾
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Baird

Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Baird
◾	Shares purchased through reinvestment of capital gain distributions and dividend reinvestments when purchasing shares of the same Fund
◾	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
◾
Shares purchase from the proceeds of redemptions from another Davis Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

◾
A shareholder in the Funds’ Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

◾
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird
◾	Shares sold due to death or disability of the shareholder
◾	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◾	Shares sold due to returns of excess contributions from an IRA Account
◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations
◾	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◾	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
◾	Breakpoints as described in this prospectus
◾
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of Davis Fund assets held by accounts within the purchaser’s household at Baird. Eligible Davis Fund assets not held at Baird may be included in the rights of accumulation calculations only if the shareholder notifies his or her financial advisor about such assets

◾	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Davis Fund shares through Baird over a 13-month period of time

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
◾
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

◾
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

◾	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◾	Shares purchased through rights of reinstatement.
◾	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◾	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
◾
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
◾	Shares sold upon the death or disability of the shareholder.
◾	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
◾	Shares purchased in connection with a return of excess contributions from an IRA account.
◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◾	Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
◾	Breakpoints as described in the prospectus.
◾
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

◾	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

The following information has been provided by Stifel:
Effective January 2, 2025, shareholders purchasing or holding Davis Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Davis Fund held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Davis Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◾
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

◾	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◾	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◾	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Insert Fund Company Name.
◾
Shares purchased from the proceeds of redeemed shares of Davis Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

◾	Shares from rollovers into Stifel from retirement plans to IRAs.
◾
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

◾	Purchases of Class 529-A shares through a rollover from another 529 plan.
◾	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
◾
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and Class C Shares
◾	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
◾	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◾	Return of excess contributions from an IRA Account.
◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◾	Shares acquired through a right of reinstatement.
◾	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◾	Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◾
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Obtaining Additional Information
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The SAI provides more detailed information about the Funds and their management and operations. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
The Funds’ SAI and annual report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.
The Funds’ SAI, annual and semi-annual reports to shareholders, and other information such as Fund financial statements are available, without charge, upon request:
By Telephone: Call the Funds’ toll-free at 1‑800‑279‑0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail: Write to Davis Funds, P.O. Box 219197, Kansas City, MO 64121-9197
On the Internet: davisfunds.com/resources/regulatory-documents
From the SEC: Reports and other information about the Funds are also available on the EDGAR database on the SEC website (www.sec.gov). Additional copies of the registration statement can be obtained, for a duplicating fee, by sending an electronic request to publicinfo@sec.gov.
Investment Company Act File No. 811-1701

Selected International Fund
(Series of Selected International Fund, Inc.)
Davis International Fund
(Series of Davis New York Venture Fund, Inc.)

FORM N-14
STATEMENT OF ADDITIONAL INFORMATION
October 6, 2025

This Statement of Additional Information (“SAI”) relates to the proposed acquisition of Selected International Fund (“Acquired Fund”), a series of Selected International Fund, Inc., by Davis International Fund (“Acquiring Fund”), a series of Davis New York Venture Fund, Inc. This SAI contains information that may be of interest to shareholders, but which is not included in the Information Statement which relates to the Reorganization. As described in the Information Statement, the Acquiring Fund will acquire all of the assets of Acquired Fund and assume all of Acquired Fund’s liabilities, in exchange solely for corresponding shares of beneficial interest in Acquiring Fund.

This SAI is not a prospectus and should be read in conjunction with the Information Statement. The Information Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Davis Distributors, LLC, 2949 E. Elvira Rd, Suite 101.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1.	The Prospectus for Davis International Fund dated March 1, 2025.

2.	The Prospectus for Selected International Fund dated May 1, 2025.

3.	The Statement of Additional Information for Davis International Fund dated March 1, 2025.

4.	The Statement of Additional Information for Selected International Fund dated May 1, 2025.

5.	The Financial Statements included in the Annual Report of Davis International Fund for the fiscal year ended October 31, 2024.

6.	The Financial Statements included in the Semi-Annual Report of Davis International Fund for the period ended April 30, 2025.

7.	The Financial Statements included in the Annual Report of Selected International Fund for the fiscal year ended December 31, 2024.

8.	The Financial Statements included in the Semi-Annual Report of Selected International Fund for the period ended June 30, 2025.

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Annual Fund and Class Operating Expenses” section of the Information Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences between the accounting and valuation policies of the Acquired Fund and those of the Acquiring Fund.

Other Information

PART C

Item 15. Indemnification

Registrant’s Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the “Law”) permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders’ derivative suits.

In addition, the Registrant’s directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant’s adviser.

In addition to the foregoing indemnification, Registrant’s Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

In addition to the foregoing indemnification, Registrant’s Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 16. Exhibits

(1)	Articles of incorporation. Incorporated by reference to Exhibit 28(a) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR;

(2)	By-Laws. Incorporated by reference to Exhibit 28(b) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR;

(3)	Trust Agreements. N/A;

(4)	Agreement and Plan of Reorganization. Filed herewith as Exhibit 1 to the Information Statement/Prospectus;

(5)	Instruments defining the rights of shareholders. Incorporated herein by reference from the Registrant’s Articles of Incorporation, By-Laws, and registration statement on Form N-1A filed on Edgar;

(6)	Investment Advisory Agreements. Incorporated by reference to Exhibit 28(d) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR;

(7)	Underwriting Agreements. Incorporated by reference to Exhibit 28(e) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR;

(8)	Bonus, profit sharing, pension or other similar contracts. N/A;
(9)	Custodial Agreements. Incorporated by reference to Exhibit 28(g) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR;

(10)a	Rule 12b-1 Plan. Incorporated by reference to Exhibit 28(m) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR;

(10)b	Rule 18f-3 Plan. Incorporated by reference to Exhibit 28(n) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR;

(11)*	Opinion and consent of counsel;

(12)	Tax opinion. Form of tax opinion;

(13)	Material contracts not made in the ordinary course of business. N/A;

(14)*	Consent of Independent Accountants;

(15)	Financial Statements Omitted. N/A;

(16)	Powers of Attorney. Incorporated by reference to Exhibit 28(q) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR;

(17)	Code of Ethics. Incorporated by reference to Exhibit 28(p) of Part C of Davis New York Venture Fund, Inc.’s registration statement filed on EDGAR.
*filed herein

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be the initial bona fide offering of them.

DAVIS NEW YORK VENTURE FUND, INC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Tucson and State of Arizona on the 14th day of August 2025.

DAVIS NEW YORK VENTURE FUND, INC.
*By: /s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Kenneth Eich* Kenneth Eich	Principal Executive Officer	August 14, 2025

/s/ Douglas Haines* Douglas Haines	Principal Financial Officer; and Principal Accounting Officer	August 14, 2025

*By: /s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact

* Lisa Cohen signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the power of attorney filed as Exhibit 28(q).

*By: /s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact

DAVIS NEW YORK VENTURE FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on August 14, 2025, by the following persons in the capacities indicated.

Signature	Title

/s/ Francisco Borges*	Director
Francisco Borges

/s/ Andrew Davis*	Director
Andrew Davis

/s/ Christopher Davis*	Director
Christopher Davis

/s/ John Gates*	Director
John Gates

/s/ Samuel H. Iapalucci*	Director
Samuel H. Iapalucci

/s/ Katherine MacWilliams*	Director
Katherine MacWilliams

/s/ Richard O’Brien*	Director
Richard O’Brien

/s/ Lara Vaughan*	Director
Lara Vaughan

* Lisa Cohen signs this document on behalf of each of the foregoing persons pursuant to the power of attorney filed as Exhibit 28(q).

*By: /s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact